Exhibit 1.1

Execution Copy

52,000,000 Shares

COBALT INTERNATIONAL ENERGY, INC.

Common Stock

UNDERWRITING AGREEMENT

February 23, 2012

GOLDMAN, SACHS & CO.

MORGAN STANLEY & CO. LLC

CREDIT SUISSE SECURITIES (USA) LLC

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

As Representatives of the Several Underwriters,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, N.Y. 10282

Dear Sirs:

1.  Introductory.  Cobalt International Energy, Inc., a Delaware corporation (“Company”), agrees with the several Underwriters named in Schedule B hereto (“Underwriters”) to issue and sell to the several Underwriters 15,700,000 shares of its common stock, par value $0.01 per share, of the Company (“Securities”), and the institutional stockholders listed in Schedule A-1 hereto (the “Institutional Selling Stockholders”) and the individual stockholders listed in Schedule A-2 hereto (the “Management Selling Stockholders” and, together with the Institutional Selling Stockholders, the “Selling Stockholders”) agree severally with the Underwriters to sell to the several Underwriters an aggregate of 36,300,000 shares of the Securities as specified on Schedule B hereto (such shares to be issued and sold by the Company, together with the shares to be sold by the Selling Stockholders, “Firm Securities”).  The Company and the Selling Stockholders also agree to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 7,800,000 additional shares (“Optional Securities”) of the Securities as set forth below.  The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”.

2.  Representations and Warranties of the Company and the Selling Stockholders.  (i) The Company represents and warrants to, and agrees with, the several Underwriters and each of the Selling Stockholders that:

(a)  Filing and Effectiveness of Registration Statement; Certain Defined Terms.  The Company has filed with the Commission a registration statement on Form S-3 (No. 333-171536), including a related prospectus or prospectuses, covering the registration of the Offered Securities under the Act, which has become effective.  “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified.  “Registration Statement” without reference to a time means the Registration Statement as of the Effective Time.  For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

For purposes of this Agreement:

“430B Information”, means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).

“430C Information”, means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.

“Act” means the Securities Act of 1933, as amended.

“Applicable Time” means 8:00 p.m. (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Effective Time” of the Registration Statement relating to the Offered Securities means the time of the first contract of sale for the Offered Securities.

“Exchange Act” means the Securities Exchange Act of 1934.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule C to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

“Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of The New York Stock Exchange (“Exchange Rules”).

“Statutory Prospectus” with reference to a particular time means the prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time, including all 430B Information and all 430C Information with respect to the Registration Statement.  For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(b)  Compliance with Securities Act Requirements.  (i)(A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Offered Securities and (D) on the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii)(A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any

Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described in Section 8(c) hereof.

(c)  Automatic Shelf Registration Statement.  (i)  Well-Known Seasoned Issuer Status.  (A)  At the time of initial filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Offered Securities in reliance on the exemption of Rule 163, the Company was a “well known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405.

(ii)    Effectiveness of Automatic Shelf Registration Statement.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405.  If immediately prior to the Renewal Deadline (as hereinafter defined), any of the Offered Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities, in a form satisfactory to the Representatives.  If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Offered Securities, in a form satisfactory to the Lead Underwriter, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(iii)          Eligibility to Use Automatic Shelf Registration Form.  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form.  If at any time when Offered Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, in a form satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Representatives of such effectiveness.  The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.  References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(iv)          Filing Fees.  The Company has paid or shall pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(d)  Ineligible Issuer Status.  At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Offered Securities, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any subsidiary of the Company in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

(e) General Disclosure Package.  As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, if any, the preliminary prospectus supplement, dated February 21, 2012, including the base prospectus, dated January 4, 2011 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule C to this Agreement, which supplements or amends the preliminary prospectus supplement, to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

(f)  Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies Goldman, Sachs & Co. (“Goldman Sachs”) as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.  If at any time following issuance of an Issuer Free Writing Prospectus, at a time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify Goldman Sachs and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.  The preceding two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

(g)  Good Standing of the Company.  The Company has been duly organized, formed or incorporated, as the case may be, and is existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be duly qualified or in good standing as a foreign corporation would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).

(h)  Subsidiaries.  Each subsidiary of the Company has been duly incorporated or organized and is an existing corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except as would not, individually or in the aggregate, result in a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.  Cobalt International Energy, L.P., Cobalt International Energy Overseas Ltd., Cobalt International Energy Angola Ltd., CIE Angola Block 9 Ltd., CIE Angola Block 20 Ltd., CIE Angola Block 21 Ltd., Cobalt International Energy Gabon Ltd. and CIE Gabon Diaba Ltd, are the only subsidiaries of the Company that own any assets (other than nominal assets) or conduct any business.

(i)  Offered Securities.  The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities to be issued and sold by the Company will have been, validly issued, fully paid and nonassessable, will conform to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus; the stockholders of the Company have no preemptive rights with respect to the Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder.

(j)  No Finder’s Fee.  Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(k)  Registration Rights.  Except as disclosed in the General Disclosure Package and except as have been waived prior to or on the date of this Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”).

(l)  Listing.  The Offered Securities have been approved for listing on The New York Stock Exchange, subject, in the case of the Offered Securities to be sold by the Company, to notice of issuance.

(m)  Absence of Further Requirements.  No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the consummation of the transactions contemplated by this Agreement in connection with the offering, issuance and sale of the Offered Securities by the Company, except (a) such as have been obtained, or made and such as may be required under state securities laws, or (b) as may be required by the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(n)  Title to Property.  Except as disclosed in the General Disclosure Package, the Company and its subsidiaries have (i) legal, valid and defensible title to the interests in the oil and natural gas properties described in the Registration Statement, the General Disclosure Package and the Final Prospectus, title investigations having been carried out by the Company and each of its subsidiaries in accordance with the general practice in the oil and gas industry and (ii) good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, charges, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them and, except as disclosed in the General Disclosure Package, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no terms or provisions that would materially interfere with the use made or currently proposed to be made thereof by them.

(o)  Absence of Defaults and Conflicts Resulting from Transaction.  The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject, except, in the case of clause (iii), where any such breach, violation or default would not, individually or in the aggregate, result in a Material Adverse Effect.  A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(p)  Absence of Existing Defaults and Conflicts.  Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.  Except as disclosed in the General Disclosure Package, there are no orders, writs, judgments, injunctions, decrees, determinations or awards against the Company or any of its subsidiaries by any court or government agency that are material to the Company and its subsidiaries, considered as one enterprise.

(q)  Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(r)  Possession of Licenses and Permits.  Except as disclosed in the General Disclosure Package, the Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Licenses”) necessary or material to the conduct of the business now conducted or proposed in the General Disclosure Package to be conducted by them and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(s)  Absence of Labor Dispute.  No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that could have a Material Adverse Effect.

(t)  [Reserved.]

(u)  Environmental Laws.  Except as disclosed in the General Disclosure Package, (a)(i) neither the Company nor any of its subsidiaries is in violation of, or has any liability under, any applicable federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances, to the protection or restoration of the environment or natural resources (including biota), to health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”), (ii) neither the Company nor any of its subsidiaries owns, occupies, operates or uses any real property contaminated with Hazardous Substances, (iii) neither the Company nor any of its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) neither the Company nor any of its subsidiaries is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site or any formerly owned or occupied real property, (v) neither the Company nor any of its subsidiaries is subject to any claim by any governmental agency or governmental body or person relating to applicable Environmental Laws or Hazardous Substances, and (vi) to the knowledge of the Company, the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their respective businesses; except in each case covered by clauses (i) — (vi) such as would not individually or in the aggregate have a Material Adverse Effect; (b) to the knowledge of the Company there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would have a Material Adverse Effect; (c) to the knowledge of the Company there are no requirements proposed for adoption or implementation under any Environmental Law that would reasonably be expected to have a Material Adverse Effect; and (d) except as disclosed in the General Disclosure Package, the Company has reasonably concluded that the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations, products and financial condition of the Company and its subsidiaries will not, singly or in the aggregate, have a Material Adverse Effect.  For purposes of this subsection “Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and mold, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under applicable Environmental Laws.

(v)  Accurate Disclosure.  The statements in the General Disclosure Package and the Final Prospectus under the headings of the preliminary prospectus supplement “Material U.S. Federal Tax Considerations for Non-U.S. Holders”, and “Description of Capital Stock”, under the heading of the Company’s annual report on Form 10-K for the year ended December 31, 2011 “Business—Environmental Matters and Regulation”, and under the heading of the Company’s proxy statement for the 2011 annual meeting “Certain Relationships and Related Transactions”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, and subject to the assumptions, conditions and limitations set forth therein are accurate in all material respects and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown.

(w)  Absence of Manipulation.  The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(x)  [Reserved.]

(y)  Internal Controls and Compliance with the Sarbanes-Oxley Act.  Except as set forth in the General Disclosure Package, the Company, its subsidiaries and the Company’s Board of Directors (the “Board”) are in compliance with all applicable provisions of Sarbanes-Oxley and Exchange Rules.  The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with authorization of management and directors, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. General Accepted Accounting Principles and to maintain accountability for assets, (iii) records are maintained that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets, (iv) unauthorized acquisitions, use or dispositions of the Company’s assets that could have a material effect on the consolidated financial statements are prevented or timely detected and (v) the interactive data in eXtensible Business Reporting Language included as an exhibit to any document incorporated by reference into the Registration Statement is materially accurate in all respects.  The Internal Controls are, or upon consummation of the offering of the Offered Securities will be, overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules.  The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect.

(z)  Absence of Accounting Issues.  Except as set forth in the General Disclosure Package, no member of the Audit Committee has informed the Company that the Audit Committee is reviewing or investigating, or that the Company’s independent auditors or its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.

(aa)  Litigation.  Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings (including, to the best of the Company’s knowledge, any inquiries or investigations threatened by any court or governmental agency or body, domestic or foreign) against the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are threatened or, to the Company’s knowledge, contemplated.

(bb)  Financial Statements.  The financial statements included in the Registration Statement and the General Disclosure Package present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(cc)  No Material Adverse Change in Business.  Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, that is material and adverse, (ii) except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iii) except as disclosed in or contemplated by the General Disclosure Package, there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries.

(dd)  Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ee)  Ratings.  The Company does not have any debt securities rated by a “nationally recognized statistical rating agency” as that term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(ff)  [Reserved].

(gg)  Anti-corruption Laws; Money Laundering Laws; Sanctions.  Except as disclosed in the General Disclosure Package, each of the Company, its subsidiaries, and to the Company’s knowledge, its affiliates and any of their respective officers, directors, supervisors, managers, agents, employees, and any other persons acting on its behalf, is not aware of, has not taken, and will not take any action, directly or indirectly, including its participation in the offering, that violates the following laws, has instituted and maintains policies and procedures designed to ensure continued compliance with each of the following laws, and has maintained, and will continue to maintain, books and records as required by, and that ensure continued compliance with, each of the following laws: (a) anti-corruption laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of similar purpose and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act, and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.

(hh)  Taxes.  The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect); and, except as set forth in the General Disclosure Package, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not, individually or in the aggregate, have a Material Adverse Effect.

(ii)  Insurance.  The Company and its subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are customary for the industry or geographic location in which they participate; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except in each case as set forth in or contemplated in the General Disclosure Package.

(jj)  Independent Petroleum Engineers.  DeGolyer and MacNaughton (“D&M”), who has delivered the letter referenced to in Section 7(j) hereof (the “D&M Letter”), was, as of the date(s) of the reports referenced in such letter, and is, as of the date hereof, an independent engineering firm with respect to the Company.

(kk)  Information Underlying D&M Reports.  The factual information underlying the estimates of the Company’s oil and natural gas resources, which was supplied by the Company to D&M for the purposes of preparing the resource reports and estimates of the Company and preparing the D&M Letter, including, without limitation, costs of operation and development and agreements relating to current and future operations and future sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than intervening market commodity price fluctuations, and except as disclosed in the General Disclosure Package, the Company is not aware of any facts or circumstances that would result in a material adverse change in the estimates of the Company’s oil and natural gas resources, or the present value of future net cash flows therefrom, as reflected in the reports referenced in the D&M Letter; the Company has no reason to believe that as of the dates indicated in the Registration Statement, the General Disclosure Package and the Final Prospectus such resources have materially declined or decreased since the dates of the reports referenced in the D&M Letter.

(ll)  Auditor Independence.  Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

(mm)  OFAC.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, to its knowledge, directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn) XBRL Language.  The interactive data in eXtensible Business Reporting Language included as an exhibit to any document incorporated by reference into the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ii)  Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

(a)  Title to Securities.  Such Selling Stockholder (x) has, and immediately prior to each Closing Date (as defined in Section 3 hereof) will have, (i) valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date or (ii) a valid “security entitlement” (within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”) in respect of such Offered Securities, and (y) has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities (or security entitlements in respect of such Offered Securities) to be delivered by such Selling Stockholder on such Closing Date hereunder free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims arising under this Agreement.

(b)  Delivery, DTC.  Upon payment for the Offered Securities to be sold by such Selling Stockholder, delivery of certificates representing such Offered Securities, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), together with a valid indorsement of such certificates to DTC or in blank, registration of such Offered Securities in the name of Cede or such other nominee and the crediting by book entry of such Offered Securities on the books of DTC to securities accounts (within the meaning of Section 8-501 of New York UCC) of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim” (within the meaning of Section 8-105 of the New York UCC) to such Offered Securities or any security entitlement in respect thereof), (i) DTC shall be a “protected purchaser” of such Offered Securities within the meaning of Section 8-303 of the New York UCC, (ii) under Section 8-501 of the New York UCC, the Underwriters will acquire a valid security entitlement (within the meaning of Section 8-102 of the New York UCC) in respect of such Offered Securities, and (iii) to the extent governed by the provisions of Section 8-502 of the New York UCC, no action based on an “adverse claim” (as defined in Section 8-102 of the New York UCC) to such Offered Securities may be asserted against the Underwriters with respect to such security entitlement; it being understood that for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) such Offered Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with the Company’s certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the New York UCC and (C) appropriate book entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the New York UCC.

(c)  Absence of Further Requirements.  No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by the custody agreement to be entered into by and among the Custodian and the Management Selling Stockholders (the “Custody Agreement”) or this Agreement in connection with the offering and sale of the Offered Securities sold by such Selling Stockholder, except (A) such as have been obtained and made under the Act and (B) such as may be required under the Exchange Act or the rules and regulations thereunder, foreign or state securities laws (including “Blue Sky” laws) or the rules and regulations of FINRA or The New York Stock Exchange.

(d) Absence of Defaults and Conflicts Resulting from Transaction.  The execution, delivery and performance by the Management Selling Stockholders of the Custody Agreement and by the Selling Stockholders of this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to any (A) statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, (B) any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject, or (C) the charter or by-laws or analogous constituent documents of such Selling Stockholder that is not a natural person, except in the case of clauses (A) and (B) above, for such violations that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to perform its obligations hereunder; provided that no representation or warranty is made in this paragraph (d) with respect to the antifraud provisions of the federal or state securities laws.

(e) Custody Agreement and Power of Attorney.  Each of the Custody Agreements with respect to a Management Selling Stockholder and each of the powers of attorney appointing Joseph H. Bryant as attorney-in-fact of each Management Selling Stockholder (other than Joseph H. Bryant) (each, a “Power of Attorney”) has been duly authorized, executed and delivered by such Management Selling Stockholder and shall constitute valid and legally binding obligations of such Management Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(f) Selling Stockholder Information.  (A) On its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such representation and warranty made in this subsection (f) applies only to statements or omissions made in reliance upon and in conformity with the Selling Stockholder Information.  As used in this Agreement, the “Selling Stockholder Information” means information relating to a Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, the General Disclosure Package or the Final Prospectus, it being understood and agreed that the only Selling Stockholder Information so furnished by such Selling Stockholder consists solely of the name and address of such Selling Stockholder, the number of shares owned and the number of shares proposed to be sold by such Selling Stockholder, and the information about such Selling Stockholder appearing in the text corresponding to the footnote adjacent to such Selling Stockholder’s name on pages S-15 to and including S-17 under the caption “Principal and Selling Stockholders” in the General Disclosure Package and the Final Prospectus or any amendments or supplements thereto.

(g) [Reserved.]

(h) Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(i) No Finder’s Fee.  Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(j) Absence of Manipulation.  Such Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

3.  Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company and each Selling Stockholder agree, severally and not jointly, to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $27.16 per share, that number of shares of Firm Securities obtained by multiplying 15,700,000 Firm Securities, in the case of the Company, and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedules A-1 and A-2 hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

Certificates in negotiable form for the Offered Securities to be sold by the Management Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with Continental Stock Transfer & Trust Company, as custodian (“Custodian”).

The Company, the Institutional Selling Stockholders and the Custodian (on behalf of the Management Selling Stockholders) will deliver the Firm Securities to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of “Cobalt International Energy, Inc.”, in the case of 15,700,000 shares of Firm Securities sold by the Company, and to accounts specified by the Selling Stockholders to the Representatives at least forty-eight hours in advance, in the case of 36,300,000 shares of Firm Securities sold by the Selling Stockholders, in each case at the office of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, at 9:00 A.M., New York time, on February 29, 2012, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “First Closing Date”.  For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering.  The Firm Securities so to be delivered or evidence of their issuance will be made available for checking at the above office of Davis Polk & Wardwell LLP at least 24 hours prior to the First Closing Date.

In addition, upon written notice from the Representatives given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities.  The Company and the Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of shares of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is 2,350,000, in the case of the Company, and the number of shares set forth opposite the names of such Selling Stockholders in Schedules A-1 and A-2 hereto under the caption “Number of Optional Securities to be Sold”, in the case of the Selling Stockholders, the denominator of which is the total number of Optional Securities.  Such Optional Securities shall be purchased from the Company and each Selling Stockholder for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s name bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities.  No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.  The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company and the Selling Stockholders.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given.  The Company, the Institutional Selling Stockholders and the Custodian (on behalf of the Management Selling Stockholders) will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of “Cobalt International Energy, Inc.”, in the case of 2,350,000 shares of Optional Securities sold by the Company, and to accounts specified by the Selling Stockholders to the Representatives at least forty-eight hours in advance, in the case of 5,450,000 shares of Optional Securities sold by the Selling Stockholders, at the above office of Davis Polk & Wardwell LLP.  The Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for checking at the above office of Davis Polk & Wardwell LLP at a reasonable time in advance of such Optional Closing Date.

Without limiting the applicability of Section 3 hereof or any other provision of this Agreement, with respect to any Underwriter who is or is affiliated with any person or entity engaged to act as an investment adviser on behalf of a client who has a direct or indirect interest in the Offered Securities being sold by a Selling Stockholder (an “Affiliated Underwriter”), the Offered Securities being sold to the Affiliated Underwriter shall not include any shares of Offered Securities attributable to such client (with any such shares instead being allocated and sold to the other Underwriters) and, accordingly, the fees or other amounts received by the Affiliated Underwriter in connection with the transactions contemplated hereby shall not be deemed to include any fees or other amounts attributable to such client (and, if there is any unsold allotment in the offering at the First Closing Date, such unsold allotment in respect of shares of Offered Securities attributable to such client shall be allocated solely to Underwriters not affiliated with such client and an equivalent number of Offered Securities in such unsold allotment that are not attributable to such client, to the extent available, shall be allocated to the Affiliated Underwriter).

4.  Offering by Underwriters.  It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

5.  Certain Agreements of the Company and the Selling Stockholders.  The Company agrees with the several Underwriters and the Selling Stockholders that:

(a)  Filing of Prospectuses.  The Company has filed or will file each Statutory Prospectus (including the Final Prospectus) pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Representatives, subparagraph (5)) not later than the second business day following the earlier of the date it is first used or the execution and delivery of this Agreement.  The Company has complied and will comply with Rule 433.

(b)  Filing of Amendments: Response to Commission Requests.  The Company will promptly advise the Representatives of any proposal to amend or supplement at any time the Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without providing the Representatives a reasonable opportunity to consent (other than by filing documents under the Exchange Act that are incorporated by reference therein; provided that in the case of filing documents under the Exchange Act that are incorporated by reference, the Representatives shall previously have been furnished a copy of the proposed amendment (or supplementation); and the Company will also advise the Representatives promptly of (i) the filing and effectiveness of any amendment or supplementation of the Registration Statement or any Statutory Prospectus, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose.  The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c)  Continued Compliance with Securities Laws.  If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(d)  Rule 158.  As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) and Rule 158 under the Act.

(e)  Furnishing of Prospectuses.  The Company will furnish to each of the Representatives signed copies of the Registration Statement including all exhibits, each related Statutory Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request.  The Final Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the execution and delivery of this Agreement.  All other such documents shall be so furnished as soon as available.  The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f)  Blue Sky Qualifications.  The Company will cooperate with the Representatives for the qualification of the Offered Securities for sale under the laws of such states and other jurisdictions as the Representatives designate and to continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)  Reporting Requirements.  During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and, (ii) for a period one year hereafter, such other information concerning the Company as the Representatives may reasonably request.  However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(h)  Payment of Expenses.  The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders, as the case may be, under this Agreement, including but not limited to any filing fees and other expenses (including fees and disbursements of counsel to the Underwriters) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the preparation and printing of memoranda relating thereto, costs and expenses related to the review by FINRA of the Offered Securities (including filing fees and the fees and expenses of counsel for the Underwriters relating to such review), costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company including 50% of the costs of chartering airplanes, fees and expenses incident to listing the Offered Securities on The New York Stock Exchange and other national and foreign exchanges, fees and expenses in connection with the registration of the Offered Securities under the Exchange Act and expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors.  Each Selling Stockholder agrees with the several Underwriters that such Selling Stockholder will pay or cause to be paid all transfer taxes on the sale by such Selling Stockholder of the Offered Securities to the Underwriters.  Except as otherwise provided by this Agreement, the Underwriters shall pay their own costs and expenses in connection with the transactions contemplated hereby, including, without limitation, fees and expenses of their counsel.

(i)  Use of Proceeds.  The Company will use the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the General Disclosure Package and, except as disclosed in the General Disclosure Package, the Company does not intend to use any of the proceeds from the sale of the Offered Securities hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(j)  Absence of Manipulation.  The Company and the Selling Stockholders will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(k)  Restriction on Sale of Securities.  For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to the Securities or any securities convertible into or exchangeable or exercisable for any Securities (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Representatives.  The Lock-Up Period will commence on the date hereof and continue for 90 days after the date hereof or such earlier date that the Representatives consent to in writing.  The restrictions set forth in this Section 5(k) shall not apply to:  (A) the sale of Offered Securities to the Underwriters; (B) grants of employee or non-employee director stock options or restricted stock or restricted stock units in the ordinary course of business and in accordance with the terms of a stock plan existing on the Closing Date and described in the General Disclosure Package; (C) the issuance of Securities upon the exercise of an option or warrant or the conversion of a security granted under employee or non-employee director stock plans existing on or otherwise outstanding on the Closing Date and described in the General Disclosure Package; (D) the filing of a registration statement on Form S-8 relating to the offering of securities in accordance with the terms of a stock plan in effect on the Closing Date and described in the General Disclosure Package; or (E) the registration of Securities pursuant to the terms of registration rights granted in connection with the Company’s initial public offering.

6.  Free Writing Prospectuses.  The Company and the Selling Stockholders represent and agree that, unless they obtain the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

7.  Conditions of the Obligations of the Underwriters.  The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein (as though made on such Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

(a)  Accountants’ Comfort Letter.  The Representatives shall have received letters, dated, respectively, the date hereof and each Closing Date, of Ernst & Young LLP confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and in form and substance acceptable to the Representatives.

(b)  Filing of Prospectuses.  The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof.  Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

(c)  No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Representatives, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iii) any suspension or material limitation of trading in securities generally on The New York Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange; (iv) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by any U.S. federal or New York authorities; (vi) any major disruption of settlements of securities, payment or clearance services in the United States or any other country where such securities are listed or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

(d)  Opinions of Counsel for the Company and the Management Selling Stockholders.  The Representatives shall have received (i) an opinion and 10b-5 letter, each dated the Closing Date, of Davis Polk & Wardwell LLP, counsel for the Company and special counsel for the Management Selling Stockholders, in the form of Schedule D-1 hereto, (ii) an opinion, dated the Closing Date, of Graves, Dougherty, Hearon & Moody, P.C., special Texas counsel for Veer Eagles Partners, Ltd., in the form of Schedule D-2, (iii) an opinion, dated the Closing Date, of Blazier, Christensen, Bigelow & Virr, P.C., special Texas counsel for the Janet Golden & Jack Golden Trust 1 and the Janet Golden & Jack Golden Trust 2, in the form of Schedule D-3 hereto and (iv) an opinion, dated the Closing Date, of Appleby, Cayman Islands counsel for the Company, in the form of Schedule E hereto.

(e) Opinions of Counsel for the Institutional Selling Stockholders.  (1) The Representatives shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Institutional Selling Stockholders consisting of The Goldman Sachs Group, Inc. Funds, in the form of Schedule F-1 hereto, (2) the Representatives shall have received an opinion, dated such Closing Date, of Latham & Watkins LLP, counsel for the Institutional Selling Stockholders consisting of the Carlyle/Riverstone Funds, in the form of Schedule F-2 hereto, (3) the Representatives shall have received an opinion, dated such Closing Date, of Simpson Thacher & Bartlett LLP, counsel for the Institutional Selling Stockholders consisting of the First Reserve Funds, in the form of Schedule F-3 hereto and (4) the Representatives shall have received opinions, dated such Closing Date, of Fried, Frank, Harris,

Shriver & Jacobson LLP and Stikeman Elliot LLP, counsel for the Institutional Selling Stockholders consisting of the KERN Funds, in the form of Schedule F-4 hereto.

(f)  Opinion of Counsel for Underwriters.  The Representatives shall have received from Shearman & Sterling LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Representatives may require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(g)  Officer’s Certificate.  The Representatives shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

(h)  Lock-Up Agreements.  On or prior to the date hereof, the Representatives shall have received lockup letters from each of the persons listed in Schedule G hereto.

(i)  Tax Reporting.  The Custodian will deliver to the Representatives a letter stating that it will deliver, if and to the extent required by law, to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

(j)  D&M Letter.  The Representatives shall have received a letter, dated the date hereof of D&M, in the form of Schedule H hereto.

(k)  Delivery of W-9/W-8.  Each Selling Stockholder shall have delivered to the Representatives, prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

The Company and the Selling Stockholders will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request.  The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

8.  Indemnification and Contribution.  (a)  Indemnification of Underwriters by Company.  The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred;

provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b)  Indemnification of Underwriters by Selling Stockholders.  The Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that such untrue statement or alleged untrue statement or omission or alleged omission has been made in reliance upon and in conformity with the Selling Stockholder Information with respect to that Selling Stockholder, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such expenses are incurred; provided, however, that the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate proceeds (less underwriters’ discounts and commissions, but before other expenses) to such Selling Stockholder from the sale of Offered Securities sold by such Selling Stockholder.

(c) Indemnification of Company and Selling Stockholders.  Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder (each, an “Underwriter Indemnified Party”) against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, or other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at any time, any Statutory Prospectus at any time, the Final Prospectus or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Final Prospectus furnished on behalf of each Underwriter:  the concession and reallowance figures appearing in the fourth paragraph under the caption “Underwriting”.

(d)  Actions against Parties; Notification.  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above.  In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e)  Contribution.  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the aggregate proceeds (less underwriters’ discounts and commissions, but before other expenses) from the offering received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e).  Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this subsection (e), no Selling Stockholder shall be required to contribute pursuant to this subsection (e), (1) unless such Selling Stockholder would have had indemnification obligations pursuant to subsection (b) above or (2) any amount in excess of the amount by which such Selling Stockholder’s aggregate proceeds (less underwriters’ discounts and commissions, but before other expenses) received by it from the sale of the Offered Securities pursuant to this Agreement exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e).  No Selling Stockholder shall have any liability under subsection (b) of this Section 8 and this subsection (e), in the aggregate, in excess of such Selling Stockholder’s aggregate proceeds (less underwriters’ discounts and commissions, but before other expenses) received by it from the sale of the Offered Securities pursuant to this Agreement.

9.  Default of Underwriters.  If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing

Date, Goldman Sachs may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date.  If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to Goldman Sachs, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination).  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section.  Nothing herein will relieve a defaulting Underwriter from liability for its default.

10.  Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholders, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities.  If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 8 hereof shall remain in effect.  In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

11.  Notices.  All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Goldman, Sachs & Co., 200 West Street, New York, N.Y. 10282, with a copy to Shearman & Sterling LLP, 599 Lexington Avenue, New York, N.Y. 10022, Attention:  David J. Beveridge, Esq., or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Cobalt International Energy, Inc., Two Post Oak Central, 1980 Post Oak Boulevard, Suite 1200, Houston, Texas 77056, Attention:  General Counsel, with a copy to Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, N.Y. 10017, Attention:  Richard D. Truesdell, Jr., Esq., or, if sent to any Institutional Selling Stockholder will be mailed, delivered or telegraphed and confirmed to them at its address set forth in Schedule A-1 hereto, with a copy to Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, N.Y. 10004, Attention: Michael A. Levitt, Esq., or, if sent to any Management Selling Stockholder will be mailed, delivered or telegraphed and confirmed to them at their attention at the Company’s address set forth above, with a copy to Davis Polk & Wardwell LLP, at its address listed above, Attention: Richard D. Truesdell, Jr., Esq.; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

12.  Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

13.  Representation.  The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters.  In accordance with the Powers of Attorney, Joseph H. Bryant will act as attorney-in-fact for the Management Selling Stockholders (other than himself, where he will act in his individual capacity) in connection with such transactions, and any amendment, waiver or modification to this Agreement taken on behalf of the Management Selling Stockholders by Joseph H. Bryant, in his capacity as attorney-in-fact for the Management Selling Stockholders, will be binding upon all the Management Selling Stockholders.

14.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15. Absence of Fiduciary Relationship. The Company and the Selling Stockholders acknowledge and agree that:

(a) No Other Relationship. The Representatives have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Stockholders, on the one hand, and the Representatives, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or are advising the Company or the Selling Stockholders on other matters;

(b)Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by the Company and the Selling Stockholders following discussions and arms-length negotiations with the Representatives and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose. The Company and the Selling Stockholders have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Stockholders and that the Representatives have no obligation to disclose such interests and transactions to the Company and the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and

(d) Waiver. The Company and the Selling Stockholders waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

16. Patriot Act Notice. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

17. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

[Remainder of page intentionally left blank]

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours,

COBALT INTERNATIONAL ENERGY, INC.

By:	/s/ Joseph H. Bryant
Name: Joseph H. Bryant
Title: Chairman and Chief Executive Officer

[signature page to Underwriting Agreement]

By:	/s/ Joseph H. Bryant
Joseph H. Bryant, as a Selling Stockholder

JAMES H. PAINTER

By:	/s/ Joseph H. Bryant
Joseph H. Bryant, as attorney in fact

VAN P. WHITFIELD

By:	/s/ Joseph H. Bryant
Joseph H. Bryant, as attorney in fact

VEER EAGLES PARTNERS LTD.

By:	/s/ Joseph H. Bryant
Joseph H. Bryant, as attorney in fact

JACK E. GOLDEN

By:	/s/ Joseph H. Bryant
Joseph H. Bryant, as attorney in fact

JANET GOLDEN & JACK GOLDEN TRUST 1

By:	/s/ Joseph H. Bryant
Joseph H. Bryant, as attorney in fact

JANET GOLDEN & JACK GOLDEN TRUST 2

By:	/s/ Joseph H. Bryant
Joseph H. Bryant, as attorney in fact

[signature page to Underwriting Agreement]

GSCP V COBALT HOLDINGS, LLC

By:	GS CAPITAL PARTNERS V FUND, L.P.,
its sole member

By:	GSCP V ADVISORS, L.L.C.,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

GSCP V OFFSHORE COBALT
HOLDINGS, LLC

By:	GSCP V OFFSHORE COBALT
HOLDINGS, L.P.,
its sole member

By:	GS CAPITAL PARTNERS V OFFSHORE
FUND, L.P.,
its general partner

By:	GSCP V OFFSHORE ADVISORS, L.L.C.,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

GS CAPITAL PARTNERS V
INSTITUTIONAL, L.P.

By:	GS ADVISORS V, L.L.C.,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

[signature page to Underwriting Agreement]

GSCP V GMBH COBALT HOLDINGS, LLC

By:	GSCP V GMBH COBALT HOLDINGS, L.P.,
its sole member

By:	GSCP V GMBH COBALT HOLDINGS,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

GSCP VI COBALT HOLDINGS, LLC

By:	GS CAPITAL PARTNERS VI FUND, L.P.,
its sole member

By:	GSCP VI ADVISORS, L.L.C.,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

GSCP VI OFFSHORE COBALT
HOLDINGS, LLC

By:	GSCP VI OFFSHORE COBALT
HOLDINGS, L.P.,
its sole member

By:	GS CAPITAL PARTNERS VI OFFSHORE
FUND, L.P.,
its general partner

By:	GSCP VI OFFSHORE ADVISORS, L.L.C.,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

[signature page to Underwriting Agreement]

GS CAPITAL PARTNERS VI
PARALLEL, L.P.

By:	GS ADVISORS VI, L.L.C.,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

GSCP VI GMBH COBALT HOLDINGS, LLC

By:	GSCP VI GMBH COBALT HOLDINGS, L.P.,
its sole member

By:	GSCP VI GMBH COBALT HOLDINGS,
its general partner

By:	/s/ Kenneth Pontarelli
Name: Kenneth Pontarelli
Title: Vice President

[signature page to Underwriting Agreement]

C/R COBALT INVESTMENT
PARTNERSHIP, L.P.

By:	CARLYLE/RIVERSTONE ENERGY
PARTNERS II, L.P.,
its general partner

By:	C/R ENERGY GP II, LLC,
its general partner

By:	/s/ N. John Lancaster, Jr.
Name: N. John Lancaster, Jr.
Title: Authorized Person

C/R ENERGY COINVESTMENT II, L.P.

By:	CARLYLE/RIVERSTONE ENERGY
PARTNERS II, L.P.,
its general partner

By:	C/R ENERGY GP II, LLC,
its general partner

By:	/s/ N. John Lancaster, Jr.
Name: N. John Lancaster, Jr.
Title: Authorized Person

RIVERSTONE ENERGY COINVESTMENT
III, L.P.

By:	RIVERSTONE COINVESTMENT
GP, LLC,
its general partner

By:	RIVERSTONE HOLDINGS, LLC,
its sole member

By:	/s/ N. John Lancaster, Jr.
Name: N. John Lancaster, Jr.
Title: Authorized Person

[signature page to Underwriting Agreement]

CARLYLE ENERGY COINVESTMENT
III, L.P.

By:	CARLYLE ENERGY COINVESTMENT
III GP, L.L.C.,
its general partner

By:	TCG HOLDINGS, L.L.C.,
its sole member

By:	/s/ David M. Rubenstein
Name: David M. Rubenstein
Title: Authorized Person

C/R ENERGY III COBALT
PARTNERSHIP, L.P.

By:	CARLYLE/RIVERSTONE ENERGY
PARTNERS III, L.P.,
its general partner

By:	C/R ENERGY GP III, LLC,
its general partner

By:	/s/ N. John Lancaster, Jr.
Name: N. John Lancaster, Jr.
Title: Authorized Person

CARLYLE/RIVERSTONE GLOBAL ENERGY
AND POWER FUND III, L.P.

By:	CARLYLE/RIVERSTONE ENERGY
PARTNERS III, L.P.,
its general partner

By:	C/R ENERGY GP III, LLC,
its general partner

By:	/s/ N. John Lancaster, Jr.
Name: N. John Lancaster, Jr.
Title: Authorized Person

[signature page to Underwriting Agreement]

KERN COBALT CO-INVEST PARTNERS
AP LP

By:	KERN COBALT GROUP MANAGEMENT
LTD.,
its general partner

By:	/s/ Jeff van Steenbergen
Name: Jeff van Steenbergen
Title: Director

[signature page to Underwriting Agreement]

FIRST RESERVE FUND XI, L.P.

By:	FIRST RESERVE GP XI, L.P.,
its general partner

By:	FIRST RESERVE GP XI, INC.,
its general partner

By:	/s/ Jennifer C. Zarrilli
Name: Jennifer C. Zarrilli
Title: Managing Director, CFO

FR XI ONSHORE AIV, L.P.

By:	FIRST RESERVE GP XI, L.P.,
its general partner

By:	FIRST RESERVE GP XI, INC.,
its general partner

By:	/s/ Jennifer C. Zarrilli
Name: Jennifer C. Zarrilli
Title: Managing Director, CFO

[signature page to Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

MORGAN STANLEY & CO. LLC

By:	/s/ Ashley MacNeil
	Name:	Ashley MacNeil
	Title:	Vice President

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ James Jackson
	Name:	James Jackson
	Title:	Vice President

J.P. MORGAN SECURITIES LLC

By:	/s/ Yaw Asamoah-Duodu
	Name:	Yaw Asamoah-Duodu
	Title:	Managing Director

Acting on behalf of themselves and as the Representatives of the several Underwriters.

[signature page to Underwriting Agreement]

SCHEDULE A-1

Institutional Selling Stockholder	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold
GSCP V Cobalt Holdings, LLC	3,377,943	509,407
GSCP V Offshore Cobalt Holdings, LLC	1,744,904	263,138
GS Capital Partners V Institutional, L.P.	1,158,343	174,683
GSCP V GmbH Cobalt Holdings, LLC	133,924	20,196
GSCP VI Cobalt Holdings, LLC	1,835,645	276,822
GSCP VI Offshore Cobalt Holdings, LLC	1,526,824	230,251
GS Capital Partners VI Parallel, L.P.	504,771	76,122
GSCP VI GmbH Cobalt Holdings, LLC	65,239	9,838
C/R Cobalt Investment Partnership, L.P.	3,785,212	570,824
C/R Energy Coinvestment II, L.P.	353,540	53,315
Riverstone Energy Coinvestment III, L.P.	171,746	25,900
Carlyle Energy Coinvestment III, L.P.	37,317	5,628
C/R Energy III Cobalt Partnership, L.P.	1,806,406	272,413
Carlyle/Riverstone Global Energy and Power Fund III, L.P.	4,192,658	632,269
First Reserve Fund XI, L.P.	7,684,746	1,158,889
FR XI Onshore AIV, L.P.	2,568,221	387,298
KERN Cobalt Co-Invest Partners AP LP	4,427,599	667,699
Total	35,375,038	5,334,692

A-1

SCHEDULE A-2

Management Selling Stockholder	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold
Joseph H. Bryant	750,000	112,500
James H. Painter	29,962	2,808
Van P. Whitfield	40,000	0
Veer Eagles Partner Ltd.	60,000	0
Jack E. Golden	35,000	0
Janet Golden & Jack Golden Trust 1	5,000	0
Janet Golden & Jack Golden Trust 2	5,000	0
Total	924,962	115,308

Seller	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold
Institutional Selling Stockholders	35,375,038	5,334,692
Management Selling Stockholders	924,962	115,308
Selling Stockholders Total	36,300,000	5,450,000
Company	15,700,000	2,350,000
Total	52,000,000	7,800,000

A-2

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased
Goldman, Sachs & Co.	14,430,000
Morgan Stanley & Co. LLC	11,830,000
Credit Suisse Securities (USA) LLC	9,620,000
Citigroup Global Markets Inc.	3,900,000
J.P. Morgan Securities LLC	3,900,000
Tudor, Pickering, Holt & Co. Securities, Inc.	1,957,800
Deutsche Bank Securities Inc.	1,468,480
RBC Capital Markets, LLC.	1,468,480
UBS Securities LLC	1,468,480
Howard Weil Incorporated.	978,640
Stifel, Nicolaus & Company, Incorporated	489,060
Capital One Southcoast, Inc.	489,060
Total	52,000,000

B-1

SCHEDULE C

1.              General Use Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

None.

2.              Other Information Included in the General Disclosure Package

The following information, conveyed orally, is also included in the General Disclosure Package:

Public Offering Price:           $28.00

Number of Shares Sold:      52,000,000

C-1

SCHEDULE D-1

FORM OF DAVIS POLK & WARDWELL LLP OPINION AND 10B5-1 LETTER

New York	Paris
Menlo Park	Madrid
Washington DC	Tokyo
São Paulo	Beijing
London	Hong Kong

Davis Polk & Wardwell LLP	212 450 4000 tel
450 Lexington Avenue	212 701 5800 fax
New York, NY 10017

February [29], 2012

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

As Representatives of the Several Underwriters,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, N.Y. 10282

Ladies and Gentlemen:

We have acted as special counsel for Cobalt International Energy, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement dated February [23], 2012 (the “Underwriting Agreement”) with you and the other several Underwriters named in Schedule B thereto and the selling stockholders named in Schedule A-1 and A-2 thereto (the “Selling Stockholders”), under which you and such other Underwriters have severally agreed to purchase from the Company and the Selling Stockholders an aggregate of [•] shares (the “Shares”) of common stock, par value $0.01 per share, of the Company, of which [•] shares are to be issued and sold by the Company and [•] shares are to be sold by the Selling Stockholders. [The Shares include [•] shares of common stock, par value $0.01 per share, purchased pursuant to the option provided for by the Underwriting Agreement.]

We have also acted as (i) special counsel for Joseph H. Bryant, James H. Painter, Van P. Whitfield and Jack E. Golden (together, the “Management Individual Selling Stockholders”), and (ii) special New York counsel for (A) Veer Eagles Partners, Ltd., a Texas limited partnership, and (B) the trustee of the Janet Golden and Jack Golden Trust 1, a trust governed by and administrated under Texas law, and the trustee of the Janet Golden and Jack Golden Trust 2, a trust governed by and administrated under Texas law (together, the “Management Trustee Selling Stockholders”, and together with Veer Eagles Partners, Ltd., the “Management Entity Selling Stockholders”), in connection with the Underwriting Agreement, under which such parties are included as certain of the Selling Stockholders. All references to the Management Trustee Selling Stockholders herein are to such persons in their fiduciary capacity and not individually. The Management Individual Selling Stockholders and the Management Entity Selling Stockholders are together referred to herein as the “Management Selling Stockholders.”

D-1-1

We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

We have also participated in the preparation of the Company’s registration statement on Form S-3 (File No. 333-171536) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company, the preliminary prospectus supplement dated February 21, 2012 relating to the Shares, and the prospectus supplement dated February 23, 2012 relating to the Shares (the “Prospectus Supplement”). To our knowledge, no stop order suspending the effectiveness of the registration statement has been issued. The registration statement became effective under the Act upon the filing of the registration statement with the Commission on January 4, 2011 pursuant to Rule 462(e).  The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated January 4, 2011 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.”  The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, as amended and supplemented by the information set forth in Schedule C to the Underwriting Agreement for the Shares, is hereinafter called the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Shares (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Shares under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Company that we reviewed were and are accurate and (vii) all representations made by the Company as to matters of fact in the documents that we reviewed were and are accurate.

Based upon the foregoing, we are of the opinion that:

1.                                       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and the Company has corporate power and authority to issue the Shares to be sold by the Company, to enter into the Underwriting Agreement and to perform its obligations thereunder.

D-1-2

2.                                       The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3.                                       Assuming that the Power of Attorney of each Management Entity Selling Stockholder has been duly authorized, executed and delivered by such Management Entity Selling Stockholder insofar as Texas law is concerned, the Underwriting Agreement has been duly executed and delivered either by or on behalf of each Management Selling Stockholder.

4.                                       The Custody Agreement and the Power of Attorney of each Management Individual Selling Stockholder (to the extent executed by each Management Individual Selling Stockholder) has been duly executed and delivered by such Management Individual Selling Stockholder and, assuming that the Custody Agreement and the Power of Attorney of each Management Entity Selling Stockholder has been duly authorized, executed and delivered by such Management Entity Selling Stockholder insofar as Texas law is concerned, the Custody Agreement and the Power of Attorney of each Management Selling Stockholder (to the extent executed by each Management Selling Stockholder) is a valid and binding agreement of such Management Selling Stockholder, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and (ii) in the case of each Management Trustee Selling Stockholder, concepts of reasonableness, prudence and fairness as applied to the conduct of trustees; provided that we express no opinion as to the validity, binding effect or enforceability of the first paragraph of Section 2 of each such Power of Attorney and the sixth paragraph of each such Custody Agreement.

5.                                       The Shares to be sold by the Company have been duly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive rights pursuant to the General Corporation Law of the State of Delaware, the certificate of incorporation or by-laws of the Company or any agreement governed by the laws of the State of New York that is an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

6.                                       The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds to the Company thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

7.                                       The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Prospectus.  Except as disclosed in the Prospectus or except as have been waived prior to the date hereof, there are no contracts, agreements

D-1-3

or understandings to our knowledge between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Act; provided that we express no opinion as to the rights of Rodney L. Gray under the registration rights agreement dated December 15, 2009 by and among the Company and the other signatories thereto.

8.                                       The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene (i) any provision of the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement, or the General Corporation Law of the State of Delaware, provided that we express no opinion as to federal or state securities laws, or (ii) the certificate of incorporation or by-laws of the Company.

9.                                       The execution and delivery by each Management Selling Stockholder of, and the performance by each Management Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to individuals, limited partnerships and trustees of common law private trusts, as applicable, in relation to transactions of the type contemplated by the Underwriting Agreement, provided that we express no opinion as to federal or state securities laws.

10.                                 No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement, or the General Corporation Law of the State of Delaware, is required for the execution, delivery and performance by the Company of its obligations under the Underwriting Agreement, except such as have been obtained and such as may be required under federal or state securities or Blue Sky laws as to which we express no opinion.

11.                                 No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to individuals, limited partnerships and trustees of common law private trusts, as applicable, in relation to transactions of the type contemplated by the Underwriting Agreement is required for the execution, delivery and performance by each Management Selling Stockholder of its obligations under the Underwriting Agreement, except such as have been obtained and such as may

D-1-4

be required under federal or state securities or Blue Sky laws as to which we express no opinion.

12.                                 Upon payment for the Shares to be sold by each Management Individual Selling Stockholder to each of the several Underwriters as provided in the Underwriting Agreement, the delivery of such Shares to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), the registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to security accounts in the name of such Underwriter (assuming that neither DTC nor such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Shares or any security entitlement in respect thereof), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, such Underwriter will acquire a security entitlement in respect of such Shares and (C) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against such Underwriter; it being understood that for purposes of this opinion, we have assumed that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of such Underwriter on the records of DTC will have been made pursuant to the UCC.

In rendering the opinion in paragraphs 3 and 4 above, we have assumed that each party to the Custody Agreement and the Power of Attorney of each Management Selling Stockholder (to the extent executed by each Management Selling Stockholder) (the “Documents”) has been duly incorporated, formed or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, formation or organization, to the extent applicable. In addition, we have assumed that (i) the execution, delivery and performance by each party thereto of the Documents of each Management Selling Stockholder (to the extent executed by each Management Selling Stockholder) to which it is a party, (a) are, to the extent applicable, within its corporate or other powers, (b) do not contravene, or constitute a default under, to the extent applicable, the certificate of incorporation or bylaws or other constitutive documents of such party, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, provided that with respect to each of sub-clauses (a), (b), (c) and (d) above we make no such assumption to the extent that we have specifically opined as to such matters with respect to each Management Selling Stockholder, and (ii) each

D-1-5

Document is a valid, binding and enforceable agreement of each party thereto (other than as expressly covered above in respect of each Management Selling Stockholder).

In rendering our opinions in paragraphs 3, 4, 9, 11 and 12 above, we have assumed without independent verification that, in addition to the other assumptions identified in this opinion, at all relevant times, (i) each Management Individual Selling Stockholder and Management Trustee Selling Stockholder is competent and has the legal capacity to sign the Documents of such Management Individual Selling Stockholder or Management Trustee Selling Stockholder, as the case may be, and to engage in the transactions contemplated by the Documents of such Management Individual Selling Stockholder or Management Trustee Selling Stockholder, as the case may be, and the Underwriting Agreement, (ii) each Management Individual Selling Stockholder and Management Trustee Selling Stockholder is not the subject of any bankruptcy, receivership, reorganization or other insolvency proceeding, (iii) each Management Individual Selling Stockholder and Management Trustee Selling Stockholder is the owner of record of the Shares being transferred by such Management Individual Selling Stockholder or Management Trustee Selling Stockholder, as the case may be, under the same name as executed and shown on the Documents for that such Management Individual Selling Stockholder or Management Trustee Selling Stockholder, as the case may be, and (iv) the genuineness of all signatures contained on the signature pages of the Documents of each Management Individual Selling Stockholder and Management Trustee Selling Stockholder and that such signatures establish and verify the identity of the natural person or group of natural persons that executed such Documents.

We have considered the statements included in the Prospectus under the caption “Description of Capital Stock” insofar as they summarize provisions of the certificate of incorporation and by-laws of the Company (however, no opinion is being expressed on the number of shares of capital stock outstanding).  In our opinion, such statements fairly summarize these provisions in all material respects.  The statements included in the Prospectus under the caption “Material U.S. Federal Tax Considerations for Non-U.S. Holders,” insofar as they purport to describe provisions of U.S. federal income tax laws or legal conclusions with respect thereto, in our opinion fairly and accurately summarize the matters referred to therein in all material respects.

We are members of the Bar of the State of New York, and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware, except that we express no opinion as to any law, rule or regulation that is applicable to the Company, the Underwriting Agreement, the Custody Agreements, the Powers of Attorney, the Shares or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to the Underwriting Agreement or any of its affiliates due to the specific assets or business of such party or such affiliate.

This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement.  This opinion may not be relied upon by you for any other purpose or relied upon by any other person (including any person acquiring Shares from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

D-1-6

New York	Paris
Menlo Park	Madrid
Washington DC	Tokyo
São Paulo	Beijing
London	Hong Kong

Davis Polk & Wardwell LLP	212 450 4000 tel
450 Lexington Avenue	212 701 5800 fax
New York, NY 10017

February [29], 2012

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

As Representatives of the Several Underwriters,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, N.Y. 10282

Ladies and Gentlemen:

We have acted as special counsel for Cobalt International Energy, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement dated February [23], 2012 (the “Underwriting Agreement”) with you and the other several Underwriters named in Schedule B thereto and the selling stockholders named in Schedule A-1 and A-2 thereto (the “Selling Stockholders”) under which you and such other Underwriters have severally agreed to purchase from the Company and the Selling Stockholders an aggregate of [•] shares (the “Shares”) of common stock, par value $0.01 per share, of the Company, of which [•] shares are to be issued and sold by the Company and [•] shares are to be sold by the Selling Stockholders. [The Shares include [•] shares of common stock, par value $0.01 per share, purchased pursuant to the option provided for by the Underwriting Agreement.]

We have also participated in the preparation of the Company’s registration statement on Form S-3 (File No. 333-171536) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company, the preliminary prospectus supplement dated February 21, 2012 (the “Preliminary Prospectus Supplement”) relating to the Shares, and the prospectus supplement dated February [23], 2012 relating to the Shares (the “Prospectus Supplement”). To our knowledge, no stop order suspending the effectiveness of the registration statement has been issued. The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration

D-1-7

Statement,” and the related prospectus (including the Incorporated Documents) dated January 4, 2011 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.”  The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, as amended and supplemented by the information set forth in Schedule C to the Underwriting Agreement for the Shares, is hereinafter called the “Disclosure Package.”  The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Shares (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Shares under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

We have, without independent inquiry or investigation, assumed that all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or quantitative information.  Furthermore, many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion separately delivered to you today in respect of certain matters under the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware.  As a result, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Prospectus, and we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in such documents (except to the extent expressly set forth in our opinion letter separately delivered to you today as to statements included in the Prospectus under the captions “Description of Capital Stock” and “Material U.S. Federal Tax Considerations for Non-U.S. Holders”).  However, in the course of our acting as counsel to the Company in connection with the preparation of the Registration Statement, the Disclosure Package and the Prospectus, we have generally reviewed and discussed with your representatives and your counsel and with certain officers and employees of, and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification.  We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

On the basis of the information gained in the course of the performance of the services rendered above, but without independent check or verification except as stated above:

(i)            the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and

D-1-8

(ii)           nothing has come to our attention that causes us to believe that, insofar as relevant to the offering of the Shares:

(a)           on the date of the Underwriting Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(b)           at [•] P.M. New York City time on February 23, 2012, the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c)           the Prospectus as of the date of the Underwriting Agreement or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In providing this letter to you and the other several Underwriters, we have not been called to pass upon, and we express no view regarding, the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the Disclosure Package or the Prospectus.  In addition, we express no view as to the conveyance of the Disclosure Package or the information contained therein to investors.

This letter is delivered solely to you and the other several Underwriters in connection with the Underwriting Agreement.  This letter may not be relied upon by you for any other purpose or relied upon by any other person (including any person acquiring Shares from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

D-1-9

SCHEDULE D-2

FORM OF OPINION OF GRAVES, DOUGHERTY, HEARON & MOODY, P.C., SPECIAL TEXAS COUNSEL FOR VEER EAGLES PARTNERS, LTD.

, 2012

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

As Representatives of the several Underwriters
named in Schedule B to the Underwriting
Agreement referred to below

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282

Re:                               [•] Shares of Common Stock of Cobalt International Energy, Inc.

Ladies and Gentlemen:

We have acted as special counsel for Veer Eagles Partners, Ltd., a Texas limited partnership (the “Selling Stockholder”), in connection with the purchase from the Selling Stockholder by the several underwriters named in Schedule B (collectively, the “Underwriters”) to the Underwriting Agreement (as defined below) of [•] shares (the “Shares”) of common stock, par value $0.01 per share, of Cobalt International Energy, Inc., a Delaware corporation (the “Company”), pursuant to the Underwriting Agreement, dated as of [•], 2012 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder, the other selling stockholders named in Schedule A-1 and Schedule A-2 thereto, and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several Underwriters (the “Representatives”).  This letter is furnished to the Representatives with respect to the Selling Stockholder pursuant to Section 7(d) of the Underwriting Agreement.  Pursuant to the Underwriting Agreement, the Selling Stockholder entered into a Power of Attorney, dated [•], 2012 (the “Power of Attorney”) and a Custody Agreement, dated as of [•], 2012 (the “Custody Agreement”), with Continental Stock Transfer & Trust Company (the “Custodian”).  Except as otherwise defined herein, terms used in this letter but not otherwise defined herein are used as defined in the Underwriting Agreement.

In connection with the opinions and views expressed herein, we have examined such documents, records and matters of law as we have deemed relevant or necessary for purposes of such opinions and views.  Based on the foregoing, and subject to the further limitations, qualifications and assumptions set forth herein, we are of the opinion that:

D-2-1

1.                                       Upon payment for the Shares to be sold by the Selling Stockholder to each of the several Underwriters as provided in the Underwriting Agreement, the delivery of such Shares to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), the registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to security accounts in the name of such Underwriter (assuming that neither DTC nor such Underwriter has “notice of any adverse claim” (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York on the date hereof (the “New York UCC”)) to such Shares or any security entitlement in respect thereof), (a) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the New York UCC, (b) under Section 8-501 of the New York UCC, such Underwriter will acquire a security entitlement in respect of such Shares and (c) to the extent governed by Article 8 of the New York UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the New York UCC) to such Shares may be asserted against such Underwriter; it being understood that for purposes of this opinion, we have assumed that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the New York UCC and (z) appropriate entries to the securities account or accounts in the name of such Underwriter on the records of DTC will have been made pursuant to the New York UCC.

2.                                       No consent, approval, authorization or order of, or filing with any Texas governmental agency or body or any Texas court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by the Custody Agreement or the Underwriting Agreement in connection with the offering and sale of the Shares sold by the Selling Stockholder, except such as have been obtained and made under the Securities Act of 1933, as amended, and such as may be required under state securities laws.

3.                                       The execution, delivery and performance of the Custody Agreement and the Underwriting Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any Texas statute, any rule, regulation or order of any Texas governmental agency or body or any Texas court having jurisdiction over the Selling Stockholder or any of its properties, or the certificate of formation or Agreement of Limited Partnership of the Selling Stockholder (provided, however, that we express no opinion with respect to any breach, violation or default not readily ascertainable from the face of any such statute, rule, regulation, order, certificate or agreement).

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4.                                       The Power of Attorney, Custody Agreement and Underwriting Agreement have been duly authorized by all necessary partnership action of, and duly executed and delivered by, the Selling Stockholder.

The opinions and views set forth above are subject to the following limitations, qualifications and assumptions:

For purposes of this opinion, we have not reviewed any court docket or documents other than the Underwriting Agreement, Power of Attorney, Custody Agreement and Agreement of Limited Partnership of the Selling Stockholder.  In particular, we have not reviewed any document (other than the Underwriting Agreement, Power of Attorney, Custody Agreement and Agreement of Limited Partnership of the Selling Stockholder) that is referred to in or incorporated by reference into any document reviewed by us.  We have conducted no independent factual investigation of our own but rather have relied solely upon the Underwriting Agreement, Power of Attorney, Custody Agreement and Agreement of Limited Partnership of the Selling Stockholder, the statements and information set forth therein, the qualifications set forth herein and the additional matters recited or assumed herein, all of which we have assumed, as to matters of fact not inconsistent with our knowledge, to be true, correct, complete and accurate in all material respects.  We expressly assume that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.

We have assumed, for purposes of the opinions and views expressed herein, (a) that all signatures on documents examined by us are genuine, (b) the legal capacity under all applicable laws and regulations, of all natural persons signing each of said documents as or on behalf of the parties thereto, (c) all documents submitted to us as originals are authentic, (d) that all documents submitted to us as copies conform with the originals of those documents, (e) that such documents, in the forms submitted to us for our review, have not been and will not be, on or before the date of this opinion, altered or amended in any respect material to our opinions as expressed herein, (f) except as expressly opined herein, that each of the Underwriting Agreement, Custody Agreement and Power of Attorney will be executed and delivered by the parties thereto substantially in the same form reviewed by us, (g) except as expressly opined herein, the due authorization, execution and delivery by the parties thereto of the Underwriting Agreement and Custody Agreement, and (h) that, to the extent the Underwriting Agreement or Custody Agreement purport to constitute agreements of parties other than the Selling Stockholder, such agreements constitute valid, binding and enforceable obligations of such other parties.

As to facts material to the opinions and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company, the Selling Stockholder and others, including the representations and warranties of the parties to the Underwriting Agreement, the Power of Attorney and the Custody Agreement.  We have not independently verified such matters.

Moreover, we note that as special counsel to the Selling Stockholder, our representation of the Selling Stockholder is necessarily limited to such specific and discrete matters referred to us from time to time by representatives of the Selling Stockholder.  Accordingly, we do not have and you should not infer from our representation of the Selling

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Stockholder in this particular instance that we have any knowledge of the Selling Stockholder’s affairs or transactions other than as expressly set forth in this opinion letter.

The opinions and views expressed herein are limited to the laws of the State of Texas, including the Texas Business Organizations Code, and the New York UCC, as described below, in each case as currently in effect, and we express no opinion or view as to the effect of the laws of any other jurisdiction on the opinions and views expressed herein.  With your permission, we have based our opinions set forth in paragraph 1 exclusively upon our review of Article 8 of the New York UCC as set forth in the CCH Secured Transactions Guide without regard to judicial interpretations thereof or any regulations promulgated thereunder or any other laws of the State of New York.  Our opinions and views are limited to those expressly set forth herein, and we express no opinion or view by implication.

This letter is furnished by us to the Representatives solely for the benefit of the Underwriters and solely with respect to the purchase of the Shares from the Selling Stockholder by the Underwriters, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever, and that this letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.  This opinion letter is limited to the matters expressly stated herein and no opinions may be inferred or implied beyond the matters expressly stated herein.  We undertake no, and hereby disclaim any, obligation or responsibility to update or supplement this opinion in response to subsequent changes in the law or other future events.

Very truly yours,

GRAVES, DOUGHERTY, HEARON & MOODY
A Professional Corporation

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SCHEDULE D-3

FORM OF OPINION OF BLAZIER, CHRISTENSEN, BIGELOW & VIRR, P.C.,
SPECIAL TEXAS COUNSEL FOR THE JANET GOLDEN AND JACK GOLDEN
TRUST 1 AND THE JANET GOLDEN AND JACK GOLDEN TRUST 2

BLAZIER CHRISTENSEN BIGELOW & VIRR

A PROFESSIONAL CORPORATION

ATTORNEYS AND COUNSELORS

221 WEST SIXTH STREET, SUITE 2000

JOHN C. BLAZIER	AUSTIN, TEXAS 78701	TELEPHONE (512) 476-2622
FLEUR A. CHRISTENSEN		FACSIMILE (512) 476-8685
BRUCE BIGELOW*	WWW.BLAZIERLAW.COM
THOMAS F. VIRR**
JUSTIN M. WELCH
TREVOR G. GREEN
JEREMY A. ROYAL
JULIE K. PLOWMAN
PAUL K. BROWDER

*                 BOARD CERTIFIED-ADMINISTRATIVE LAW, TEXAS BOARD OF LEGAL SPECIALIZATION

**          BOARD CERTIFIED-TAX LAW, TEXAS BOARD OF LEGAL SPECIALIZATION

writer’s direct e-mail:  tvirr@blazierlaw.com

FEBRUARY [•], 2012

GOLDMAN, SACHS & CO.

MORGAN STANLEY & CO. LLC

CREDIT SUISSE SECURITIES (USA) LLC

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS,

C/O GOLDMAN, SACHS& CO.,

200 WEST STREET,

NEW YORK, N.Y.  10282

RE:                          AUTHORITY OF TRUSTEE JACK EMITT GOLDEN
THE JANET GOLDEN AND JACK GOLDEN TRUST 1
THE JANET GOLDEN AND JACK GOLDEN TRUST 2

DEAR LADIES AND GENTLEMEN:

We have acted as legal counsel for THE JANET GOLDEN AND JACK GOLDEN TRUST 1 a/k/a THE JOSHUA EMITT GOLDEN IRREVOCABLE TRUST and THE JANET GOLDEN & JACK GOLDEN TRUST 2 a/k/a THE AMANDA ELIZABETH ESSIG IRREVOCABLE TRUST (each as “Trust” and together, The “Trusts”).  We are giving this legal opinion regarding the authority of Jack Emitt Golden in his capacity as Trustee of these two trusts.

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The history of these Trusts is set out hereinafter.  Jack Emitt Golden and his wife, Janet Elizabeth Golden (“Grantors”), residents of Texas, created these irrevocable trusts for their son, JOSHUA EMITT GOLDEN, and their daughter, AMANDA ELIZABETH ESSIG.  Written trust agreements were executed (the “Trust Documents”).  Grantors named Jack Emitt Golden as the Trustee of both Trusts, and he is serving as the Trustee.  The Trust Documents contain identical provisions regarding the authority of the Trustee.

Each Trust gives the Trustee all Powers granted to Trustee by common law or any statute, including every power granted to Trustee by the Texas Property Code, Title 9, Trusts, or any future amendment thereof which serves to increase the extent of the Powers granted to the Trustee.  In addition, each Trust specifically grants the Trustee the authority to sell or exchange any property, which may from time to time become part of the Trust Estate at public, private sale, or otherwise for cash or other consideration and upon such terms and conditions as the Trustee shall deem advisable, and to transfer and convey the same free of all trusts.  We are advised that the Trusts have agreed to each sell [•] shares (collectively, the “Offered Securities”) of common stock, par value $0.01 per share (the “Common Stock”), of Cobalt International Energy, Inc., a Delaware corporation (the “Company”), in connection with the Company’s offering of Common Stock.  The Offered Securities are being offered to the public pursuant to the underwriting agreement, dated February [23], 2012 (the “Underwriting Agreement”), among the Company, the selling stockholders named in Schedules A-1 and A-2 thereto (including the Trusts), and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several Underwriters named in Schedule B thereto.  In order to facilitate such sale, each Trust has granted a power of attorney to Mr. Joseph H. Bryant, as attorney-in-fact (the “Power of Attorney”) and entered a custody agreement with Continental Stock Transfer and Trust Company, as custodian (the “Custody Agreement”).  This opinion is being delivered to you at the Trusts’ request pursuant to Section 7(d)(1) of the Underwriting Agreement.  All capitalized terms used herein that are defined in, or by reference in, the Underwriting Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein.  With this brief background, we represent the following:

1.                                       Title to Securities.  Each Trust had valid and unencumbered title to the Offered Securities delivered by such Trust on the Closing Date and has full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Trust on the Closing Date; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from such Trust on the Closing Date.

2.                                       Absence of Further Requirements.  No consent, approval, authorization or order of, or filing with any Texas governmental agency or body or any Texas court is required to be obtained or made by either Trust for the consummation of the transactions contemplated by the Custody Agreement or the Underwriting Agreement in connection with the offering and sale of the Offered Securities sold by such Trust, except such as have been obtained and made under the Securities Act of 1933, as amended, and such as may be required under state securities laws.

3.                                       Absence of Defaults and Conflicts Resulting from Transaction.  The execution, delivery and performance of the Custody Agreement and the Underwriting Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of

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any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of either Trust pursuant to, any Texas statute, any rule, regulation or order of any governmental agency or body or any Texas court having jurisdiction over such Trust or any of its properties, or the Trust Documents of such Trust.

4.                                       Custody Agreement, Power of Attorney and Underwriting Agreement.  The Power of Attorney, Custody Agreement and Underwriting Agreement have been duly authorized, executed and delivered by each Trust.

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Our opinion expressed above is limited to the laws of the State of Texas.

This opinion is given for the benefit of Trusts in connection with the authority of Trustee to transfer legal title to securities and execute documents related thereto.

Yours very truly,

Blazier, Christensen, Bigelow & Virr, P.C.

By: Thomas F. Virr

D-3-4

SCHEDULE E

FORM OF APPLEBY OPINION

DRAFT APPLEBY LEGAL OPINION SUBJECT TO OPINION COMMITTEE REVIEW	e-mail: sbanks@applebyglobal.com
Goldman, Sachs & Co.	direct dial:
Morgan Stanley & Co. Incorporated	Tel +1 345 814 2720
Credit Suisse Securities (USA) LLC	Fax +1 345 949 4901
Citigroup Global Markets Inc.	your ref:
J.P. Morgan Securities LLC,
c/o Goldman, Sachs & Co.	appleby ref:
200 West Street	SB/318987.0005
28th Floor
New York, New York, 10282	By Courier and Email

[*] February 2012

as representatives (the “Representatives”) of the several

underwriters listed in the Second Schedule hereto (the

“Underwriters”).

Dear Sirs

Cobalt International Energy Overseas Ltd.

Cobalt International Energy Angola Ltd.

CIE Angola Block 9 Ltd.

CIE Angola Block 20 Ltd.

CIE Angola Block 21 Ltd.

Cobalt International Energy Gabon Ltd.

CIE Gabon Diaba Ltd. (each, a “Subsidiary” and together, the “Subsidiaries”)

This opinion as to Cayman Islands law is addressed to you in connection with a follow-on public offering of up to [•] common shares (inclusive of over-allotment options), (the “Shares”) of Cobalt International Energy, Inc. (the “Company”) and the underwriting agreement by and between the Company and the Underwriters in respect of the Shares (the “Underwriting Agreement”).  The Company has requested that we provide this opinion to the Representatives which is required pursuant to Section 7(d) of the Underwriting Agreement.

For the purposes of this opinion we have examined and relied upon the documents listed, and in some cases defined, in the First Schedule to this opinion (the “Documents”).  Unless otherwise defined herein, capitalised terms have the meanings assigned to them in the First Schedule.

Assumptions

In stating our opinion we have assumed:

a.                                       the authenticity, accuracy and completeness of all the Documents submitted to us and other documents examined by us as originals (including all signatures, initials and seals appearing thereon) and the conformity to such original documents of all the Documents submitted to us and other such documents examined by us that are not originals;

b.                                      that each of the Documents and other such documents which was received by us by electronic means is complete, intact and in conformity with the transmission as sent;

c.                                       the genuineness of all signatures on the Documents;

d.                                      the authority, capacity and power of each of the persons signing the Documents; and

e.                                       that any representation, warranty or statement of fact or law, other than as to the laws of Cayman Islands, made in any of the Documents is true, accurate and complete.

Opinion

Based upon and subject to the foregoing and subject to the reservations set out below and to any matters not disclosed to us, we are of the opinion that:

1.                                       Each Subsidiary is an exempted company duly incorporated with limited liability and existing under the laws of the Cayman Islands.  Each Subsidiary possesses the capacity to sue and be sued in its own name and is in good standing under the laws of the Cayman Islands.

2.                                       Based solely on the Register of Members of each Subsidiary, all of the issued and outstanding shares of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; and

3.                                       Based solely on the Register of Mortgages and Charges and the Register of Members of each Subsidiary, all of the issued shares of each Subsidiary are owned free from liens and encumbrances by such entities as set out in the Register of Members of each Subsidiary.

Reservations

We have the following reservations:

a.                                       We express no opinion as to any law other than Cayman Islands law and none of the opinions expressed herein relates to compliance with or matters governed by the laws of any jurisdiction except the Cayman Islands.  This opinion is limited to Cayman Islands law as applied by the Courts of the Cayman Islands at the date hereof.

b.                                      The Registry of Companies in the Cayman Islands is not public in the sense that copies of the Constitutional Documents and information on directors and shareholders is not publicly available.  We have therefore obtained the corporate documents specified in the First Schedule hereto and relied exclusively on the Officer’s Certificate for the verification of such corporate information.

c.                                       The Litigation Searches may not be conclusive and it should be noted that the Register of Writs and Other Originating Process and Register of Appeals (together the “Court Registers”) do not reveal:

(i)                                     details of matters which have been lodged for filing or registration which as a matter of best practice of the Clerk of Courts Office would have or should have been disclosed on the Court Registers, but for whatever reason have not actually been filed or registered or are not disclosed or which, notwithstanding filing or registration, at the date and time the search is concluded are for whatever reason not disclosed or do not appear on the Court Registers;

(ii)                                  details of matters which should have been lodged for filing or registration at the Clerk of Courts Office but have not been lodged for filing or registration at the date the search is concluded;

(iii)                               whether an application to the Grand Court for a winding-up petition or for the appointment of a receiver or manager has been prepared but not yet been presented or has been presented but does not appear in the Court Registers at the date and time the search is concluded;

(iv)                              whether any arbitration or administrative proceedings are pending or whether any proceedings are threatened, or whether any arbitrator has been appointed; or

(v)                                 whether a receiver or manager has been appointed privately pursuant to the provisions of a debenture or other security.

We have not enquired as to whether there has been any change since the time and date of the Litigation Search.

d.                                      In paragraph 1 above, the term “good standing” means that each Subsidiary has received a Certificate of Good Standing from the Registrar of Companies which means that it has filed its annual return and paid its annual fees as required to date, failing which might make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the Cayman Islands.

Disclosure

This opinion is addressed to you solely for your benefit and is neither to be transmitted to any other person, nor relied upon by any other person or for any other purpose nor quoted or referred to in any public document nor filed with any governmental agency or person, without our prior written consent, except as may be required by law or regulatory authority.  Further, this opinion speaks as of its date and is strictly limited to the matters stated herein and we assume no obligation to review or update this opinion if applicable law or the existing facts or circumstances should change.

This opinion is governed by and is to be construed in accordance with Cayman Islands law.  It is given on the basis that it will not give rise to any legal proceedings with respect thereto in any jurisdiction other than the Cayman Islands.

Yours faithfully

Appleby (Cayman) Ltd.

FIRST SCHEDULE

1.                                       Certified copies of the Certificate of Incorporation and Memorandum and Articles of Association of each Subsidiary (collectively referred to as the “Constitutional Documents”) as issued by or registered with the Registrar of Companies in the Cayman Islands with all amendments.

2.                                       A certificate of good standing dated [*] February 2012 issued by the Registrar of Companies in respect of each Subsidiary.

3.                                       A copy of the register of directors and officers in respect of the each Subsidiary.

4.                                       A copy of the register of members in respect of each Subsidiary.

5.                                       A copy of the register of mortgages and charges in respect of each Subsidiary.

6.                                       The entries and filings shown in respect of each Subsidiary in the Grand Court Cause Book maintained at the Clerk of the Courts Office in George Town, Cayman Islands, as revealed by a search at 10:00am on [*] February 2012 for the period of one year preceding such search in respect of each Subsidiary (“Litigation Search”).

7.                                       An officer’s certificate in respect of each Subsidiary (“Officer’s Certificate”) dated [*] February 2012 and signed by a Director of each Subsidiary.

SECOND SCHEDULE

The Underwriters

•                                          Goldman, Sachs & Co.

•                                          Morgan Stanley & Co. Incorporated

•                                          Credit Suisse Securities (USA) LLC

•                                          Citigroup Global Markets Inc.

•                                          J.P. Morgan Securities LLC

•                                          Tudor, Pickering, Holt & Co. Securities, Inc.

•                                          Deutsche Bank Securities Inc.

•                                          RBC Capital Markets, LLC

•                                          UBS Securities LLC

•                                          Howard Weil Incorporated

•                                          Stifel, Nicolaus & Company, Incorporated

•                                          Capital One Southcoast, Inc.

SCHEDULE F-1

FORM OF OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP,
COUNSEL FOR THE GOLDMAN SACHS GROUP, INC.

February [•], 2012

GOLDMAN, SACHS & CO.

MORGAN STANLEY & CO. LLC

CREDIT SUISSE SECURITIES (USA) LLC

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

As Representatives of the Several Underwriters,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, N.Y. 10282

Ladies and Gentlemen:

We have acted as special counsel to the entities named in Schedule I hereto (each a “Selling Stockholder” and, collectively, the “Selling Stockholders”) in connection with the offering by each Selling Stockholder of that number of shares of common stock, par value $0.01 per share (the “Common Stock”), of Cobalt International Energy, Inc., a Delaware corporation (the “Company”), set forth opposite its name in Schedule I hereto (collectively, the “Shares”), in connection with the Company’s offering of Common Stock.

The Shares are being offered to the public pursuant to the underwriting agreement, dated as of February [•], 2012 (the “Underwriting Agreement”), among the Company, the selling stockholders named in Schedules A-1 and A-2 thereto (including the Selling Stockholders), and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several Underwriters named in Schedule B thereto.  This opinion is being delivered to you at the Selling Stockholders’ request pursuant to Section 7(e)(1) of the Underwriting Agreement.  All capitalized terms used herein that are defined in, or by reference in, the Underwriting Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein.  With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, we have (i) investigated such questions of law, (ii) examined the originals or certified, conformed, facsimile, electronic or reproduction copies of such agreements, instruments, documents and records of each Selling Stockholder, such certificates of public officials and such other documents, including, without limitation, an executed copy of the Underwriting Agreement, and (iii) received such information from officers

F-1-1

and representatives of each Selling Stockholder and others as we have deemed necessary or appropriate for the purposes of this opinion.

In all such examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to us as conformed, facsimile, electronic or reproduction copies.  As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, the representations and warranties contained in the Underwriting Agreement and certificates and oral or written statements and other information of or from public officials, officers or representatives of each Selling Stockholder and others, including, but not limited to, the statements made in the certificates attached hereto as Annex A (the “Officer’s Certificates”), and assume compliance on the part of all parties to the Underwriting Agreement with their respective covenants and agreements contained therein.

To the extent it may be relevant to the opinions expressed herein, we have assumed that (i) the parties to the Underwriting Agreement (other than the Selling Stockholders) are validly existing and in good standing under the laws of their respective jurisdictions of organization, (ii) the parties to the Underwriting Agreement (other than the Selling Stockholders) have the power and authority to execute and deliver the Underwriting Agreement, to perform their obligations thereunder and to consummate the transactions contemplated thereby, (iii) the Underwriting Agreement has been duly authorized, executed and delivered by all of the parties thereto (other than the Selling Stockholders), (iv) such parties will comply with all of their obligations under the Underwriting Agreement and all laws applicable thereto, and (v) insofar as the general partner or sole member of (x) a Selling Stockholder or (y) the general partner or sole member of a Selling Stockholder is organized under the laws of a jurisdiction other than the State of New York or the State of Delaware, all actions of such general partner or sole member have been duly authorized.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

The Underwriting Agreement has been duly authorized, executed and delivered by each of the Selling Stockholders.

The execution and delivery by each Selling Stockholder and the performance by each Selling Stockholder of its obligations under the Underwriting Agreement will not (a) result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or other instrument identified to us in the applicable Officer’s Certificate, (b) violate the provisions of the certificate of limited partnership or limited partnership agreement, or the certificate of formation or limited liability company agreement, as applicable, of such Selling Stockholder, (c) violate any U.S. federal or New York State statute, rule or regulation, or the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act, as applicable, or (d) contravene any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder identified to us in the applicable Officer’s Certificate, except, in the case of subsections (a), (c) and (d) of this paragraph 2, for such breaches, violations or defaults that would not, individually or in the aggregate, materially adversely affect

F-1-2

the ability of such Selling Stockholder to perform its obligations under the Underwriting Agreement or to consummate the transactions contemplated thereby.

No consent, approval, authorization, or order of or qualification with any governmental agency or body of the United States of America, the State of New York or the State of Delaware applying or interpreting the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act, as applicable, is required to be obtained or made by any of the Selling Stockholders for the performance of its obligations under the Underwriting Agreement, or for the sale and delivery of the Shares to be sold by each Selling Stockholder, except as may be required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations promulgated thereunder, foreign or state securities laws (including Blue Sky laws) or the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) or the New York Stock Exchange in connection with the purchase and distribution of such Shares by the Underwriters, and except for such consents, approvals, authorizations, orders or qualifications, the failure to obtain or make would not, individually or in the aggregate, materially adversely affect the ability of such Selling Stockholder to perform its obligations under the Underwriting Agreement.

Upon (i) payment for the Shares to be sold by the Selling Stockholders pursuant to the Underwriting Agreement, (ii) delivery of certificates representing such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), together with a valid indorsement of such certificates to DTC or in blank, (iii) registration of such Shares in the name of Cede or such other nominee by the Company and (iv) DTC indicating by book entry on its records that such Shares have been credited to the securities accounts of the Underwriters, (A) DTC will be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the Uniform Commercial Code of the State of New York in effect on the date hereof (the “UCC”), (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement (as defined in Section 8-102 of the UCC) in respect of such Shares, and (C) under Section 8-502 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement (having assumed for purposes of our opinions in this paragraph 4 that when such payment, delivery, registration and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (z) none of DTC or the Underwriters have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) to the Shares, and (aa) appropriate book entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC).

The opinions set forth above are subject to the following qualifications:

A.            With respect to the opinions expressed in paragraph 2 above:  (i) we have made no independent investigation as to whether the agreements or instruments identified to us in the Officer’s Certificates which are governed by the laws of any jurisdiction other than the State of New York will be enforced as written under the laws of such jurisdiction; and (ii) we express no opinion with respect to any breach or violation of, or default under, any agreement or instrument

F-1-3

(x) not readily ascertainable from the face of such document, (y) arising under or based upon any cross-default provisions insofar as such breach, violation or default relates to a default under a document which is not identified to us in the Officer’s Certificates or (z) arising under or based upon any covenant of a financial or numerical nature or which requires arithmetic computation.

B.            With respect to the opinions expressed in paragraphs 2(c), 2(d) and 3 above, our opinions are limited to our review of only those statutes, rules, regulations, consents, approvals, authorizations or orders that, in our experience, are normally applicable to public offerings of securities of the type contemplated by the Underwriting Agreement, excluding laws, regulations, consents, approvals, authorizations, or orders, that are applicable to a Selling Stockholder solely because of its specific status (including regulatory status), other than its status as a selling stockholder.

C.            The opinions expressed in paragraph 4 above are limited to Article 8 of the UCC.  Terms used in paragraph 4 and this paragraph C that are defined in Article 8 of the UCC, and not otherwise defined herein, have the meanings assigned to such terms therein.  With respect to the opinion expressed in paragraph 4 above, we have assumed that duly executed transfer instructions have been provided for the Shares to be delivered to Cede (or its nominee) and not to any other person or entity.

D.            The opinions expressed above are subject to the effect of, and we express no opinions herein as to, the application of the securities or Blue Sky laws of any state of the United States, the antifraud or disclosure laws and rules under federal or state securities laws and the rules of FINRA and other self-regulatory agencies.

E.             We express no opinion as to whether any Selling Stockholder is required on or subsequent to the date hereof to make any filings with the Securities and Exchange Commission pursuant to Sections 13 or 16 of the Exchange Act.

F.             References in this letter to a Selling Stockholder refer to such Selling Stockholder solely in its capacity as a selling stockholder and not in any other capacity.

G.            We make no statement herein with respect to any tax matters, including the tax effect of the transaction on the Selling Stockholders.

The opinions expressed herein are limited to the federal laws of the United States of America, the laws of the State of New York and, to the extent relevant, the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act, as applicable, each as currently in effect, and no opinion is expressed with respect to any other laws or any effect that such other laws may have on the opinions expressed herein.  The opinions expressed herein are limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.  The opinions expressed herein are given as of the date hereof, and we undertake no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein or for any other reason.

The opinions expressed herein are solely for the benefit of the Underwriters in connection with the Underwriting Agreement and may not be relied upon in any manner or for any purpose

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by any other person or entity (including by any person or entity that acquires Shares from you) and may not be quoted in whole or in part without our prior written consent.  In addition, this letter and its benefits are not assignable, without our prior written consent, to any person or entity that acquires Shares from you.

Very truly yours,

{DRAFT}

FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP

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Schedule I

Selling Stockholder	Jurisdiction	Shares of Common Stock
GSCP V Cobalt Holdings, LLC	Delaware	[•]
GSCP V Offshore Cobalt Holdings, LLC	Delaware	[•]
GS Capital Partners V Institutional, L.P.	Delaware	[•]
GSCP V GmbH Cobalt Holdings, LLC	Delaware	[•]
GSCP VI Cobalt Holdings, LLC	Delaware	[•]
GSCP VI Offshore Cobalt Holdings, LLC	Delaware	[•]
GS Capital Partners VI Parallel, L.P.	Delaware	[•]
GSCP VI GmbH Cobalt Holdings, LLC	Delaware	[•]

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Annex A

[Officer’s Certificates]

F-1-7

Officer’s Certificate

The undersigned officer of [•], which is the [general partner][sole member] of [•] (the “Selling Stockholder”), hereby certifies, in the undersigned’s capacity as such, in connection with the legal opinion, dated the date hereof, of Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel to the Selling Stockholder, to be delivered pursuant to Section 7(e)(1) of the underwriting agreement, dated February [•], 2012 (the “Underwriting Agreement”), among Cobalt International Energy, Inc., a Delaware corporation (the “Company”), the selling stockholders named therein (including the Selling Stockholder) and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule [B] thereto (all capitalized terms used herein that are defined in the Underwriting Agreement have the meanings assigned to such terms therein unless defined herein):

1.             Attached as Schedule A hereto is a list of material agreements and other material instruments to which the Selling Stockholder is a party or that are otherwise binding upon or applicable to the Selling Stockholder or to which any of its respective properties or assets is subject and which, in any such case, was entered into by such Selling Stockholder in connection with its investment in the Company.

2.             The Selling Stockholder has performed all of the obligations on the part of such Selling Stockholder required to be performed under all of the foregoing agreements and other instruments.  A true and complete copy of each of the foregoing agreements and other instruments has heretofore been furnished to Fried, Frank, Harris, Shriver & Jacobson LLP.

3.             No proceeding is pending in any jurisdiction for the merger, consolidation, dissolution, liquidation, termination, change of jurisdiction of organization or change of name of the Selling Stockholder and the Selling Stockholder has not filed any certificate or order of dissolution.

4.             Attached as Schedule B hereto is a list of all material judgments, orders or decrees of any governmental body, agency or court having jurisdiction over such Selling Stockholder or any of its properties.

5.             This Certificate may be relied upon by Fried, Frank, Harris, Shriver & Jacobson LLP in connection with the delivery of its opinion pursuant to the Underwriting Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of this          day of February, 2012.

Name:
Title:

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Schedule A

1.               Registration Rights Agreement, dated as of December 15, 2009, by and among Cobalt International Energy, Inc. and the other parties named therein.

2.               Stockholders Agreement, dated as of December 15, 2009, by and among Cobalt International Energy, Inc. and the stockholders named therein.

3.               Tag-Along Agreement, dated as of December 15, 2009, by and among the stockholders named therein.

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Schedule B

[None.]

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SCHEDULE F-2

FORM OF OPINION OF LATHAM & WATKINS LLP, COUNSEL FOR
CARLYLE/RIVERSTONE FUNDS

February [•], 2012

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

as Representatives of the several Underwriters,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, N.Y. 10282

Re:  Cobalt International Energy, Inc.

Ladies and Gentlemen:

We have acted as special counsel to the Riverstone and Carlyle Selling Stockholders (as defined below) in connection with the sale to you (the “Underwriters”) by the Riverstone and Carlyle Selling Stockholders of [•] shares (the “Shares”) of common stock of Cobalt International Energy, Inc., a Delaware corporation (the “Company”), par value $0.01 per share (the “Common Stock”), pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 4, 2011 (Registration No. 333-171536) (as so filed and as amended, the “Registration Statement”), a preliminary prospectus dated February 21, 2012, filed with the Commission pursuant to Rule 424(b) under the Act (the “Preliminary Prospectus”) and a prospectus supplement dated February [23], 2012 (the “Prospectus Supplement,” and together with the Preliminary Prospectus, the “Prospectus”), and an underwriting agreement dated February [23], 2012 among you, the selling stockholders named on Schedule A-1 thereto and the Company (the “Underwriting Agreement”).  This letter is being delivered to you pursuant to Section 7(e) of the Underwriting Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specific fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure).  We have examined, among other things, the following:

(a)   the Underwriting Agreement, the Registration Statement and the Prospectus;

(b)   (i) the Stockholders Agreement, dated as of Stockholders Agreement, dated December 15, 2009, by and among the Company and the stockholders that are or become signatories thereto (the “Stockholders Agreement”), and (ii) the Registration Rights Agreement, dated December 15, 2009, among the Company and the parties that are signatory

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thereto (the “Registration Rights Agreement” and, together with the Stockholders Agreement, the “Specified Agreements”); and

(c)   the certificate of limited partnership and limited partnership agreement (the “Governing Documents”) of each of Carlyle/Riverstone Global Energy and Power Fund III, L.P., C/R Energy III Cobalt Partnership, L.P., Riverstone Energy Coinvestment III, L.P., Carlyle Energy Coinvestment III, L.P., C/R Cobalt Investment Partnership, L.P. and C/R Energy Coinvestment II, L.P. (collectively, the “Riverstone and Carlyle Selling Stockholders”), which, with your consent, we have assumed are each (i) a valid and binding agreement of the parties thereto, enforceable in accordance with the plain meaning of its terms, (ii) in full force and effect, and (iii) the entire agreement of the parties pertaining to the subject matter thereof.

Except as otherwise stated herein, as to factual matters, we have, with your consent, relied upon the foregoing and upon oral or written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company and the Riverstone and Carlyle Selling Stockholders in the Underwriting Agreement.  We have not independently verified such factual matters.

Except as otherwise stated herein, we are opining as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York, and in numbered paragraphs 1 and 2 of this letter, the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.  Except as otherwise stated herein, our opinions are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to registered public offerings of common stock.  Various matters concerning the Common Stock of the Company are addressed in the opinions of Davis Polk & Wardwell LLP and Appleby, which have been separately provided to you.  We express no opinion with respect to those matters herein, and to the extent elements of those opinions are necessary to the conclusions expressed herein, we have, with your consent, assumed such matters.

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1.             The execution, delivery and performance of the Underwriting Agreement have been duly authorized by all necessary limited partnership action of the Riverstone and Carlyle Selling Stockholders, and the Underwriting Agreement has been duly executed and delivered by the Riverstone and Carlyle Selling Stockholders.

2.             The execution and delivery of the Underwriting Agreement and sale of the Shares by the Carlyle and Riverstone Selling Stockholders to you and the other Underwriters pursuant to the Underwriting Agreement do not on the date hereof:

(i)            violate the Governing Documents;

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(ii)           result in the breach of or a default under any of the Specified Agreements;

(iii)          violate any federal or New York statute, rule or regulation applicable to the Carlyle and Riverstone Selling Stockholders or the DRULPA; or

(iv)          require any consents, approvals, or authorizations to be obtained by the Carlyle and Riverstone Selling Stockholders from, or any registrations, declarations or filings to be made by the Carlyle and Riverstone Selling Stockholders with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Carlyle and Riverstone Selling Stockholders or the DRULPA on or prior to the date hereof that have not been obtained or made.

3.             Upon indication by book entry that the Shares listed on Schedule A-1 to the Underwriting Agreement (the “Securities”) have been credited to a securities account maintained by you at the Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, you will acquire a security entitlement with respect to such Securities and, under the NY UCC, an action based on an adverse claim to the Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against you.

We have assumed that you do not have “notice” of any “adverse claim” (within the meaning of Sections 8-105 of the NY UCC) to the Securities.

Our opinion in paragraph 3 is limited to Article 8 of the NY UCC and such opinions do not address laws other than Article 8 of the NY UCC or what law governs whether an adverse claim can be asserted against you.

We have assumed that each of the Securities is a “security” as defined in Section 8-102(a)(15) of the NY UCC and that any certificates evidencing the same are “certificated securities” as defined in Section 8-102(a)(4) of the NY UCC.

We have assumed that DTC is a “clearing corporation” for purposes of Section 8-102(a)(14) of the NY UCC.

To the extent any securities intermediary which acts as a clearing corporation or maintains securities accounts with respect to the Securities maintains any “financial asset” (as defined in Section 8-102(a)(9) of the NY UCC) in a clearing corporation pursuant to Section 8-111 of the NY UCC, the rules of such clearing corporation may affect the rights of such securities intermediaries and your ownership interest;

We call to your attention that pursuant to Section 8-511(b) and 8-511(c) of the NY UCC, claims of creditors of any securities intermediary or clearing corporation may be given priority to the extent set forth therein.  In addition, if at any time DTC does not have sufficient securities to satisfy claims of all of its entitlement holders with respect thereto, then all holders will share pro rata in the securities then held by DTC.

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We have assumed that the Securities have been registered in the name of DTC or its agent and have not been specially indorsed to any other person.

We express no opinion as to the rights of DTC in any Shares and we call to your attention that actions taken by DTC such as the failure to maintain sufficient Shares to satisfy the claims of all of its entitlement holders may adversely affect the interests of its entitlement holders including you.

We have assumed that the agreement that governs the securities account to which the Securities have been credited provides that the law of the State of New York is the securities intermediary’s jurisdiction for purposes of the Article 8 of the NY UCC.

Our opinions are subject to:  (i) the effect of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; and (ii) the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought.  We express no opinion or confirmation as to federal or state securities laws, tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, FINRA rules or stock exchange rules (without limiting other laws excluded by customary practice).

Insofar as our opinions require interpretation of the Specified Agreements, with your consent, (i) we have assumed that courts of competent jurisdiction would enforce such agreements in accordance with their plain meaning, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of New York and the DRULPA in resolving such questions, although certain of the Specified Agreements may be governed by other laws which differ from the laws of the State of New York and the DRULPA, (iii) we express no opinion with respect to any breach or default under a Specified Agreement that would occur only upon the happening of a contingency, and (iv) we express no opinion with respect to any matters which would require us to perform a mathematical calculation or make a financial or accounting determination.

This letter is furnished only to you in your capacity as Representatives of the several Underwriters in their capacity as underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transactions referenced in the first paragraph.  This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Shares or any interest therein from you) without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

F-2-4

SCHEDULE F-3

FORM OF OPINION OF SIMPSON, THACHER & BARTLETT LLP,
COUNSEL FOR THE FIRST RESERVE FUNDS

February [•], 2012

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.

and the other several
Underwriters named in Schedule B
to the Underwriting Agreement
referred to below

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282

Ladies and Gentlemen:

We have acted as counsel to First Reserve Fund XI, L.P., a Delaware limited partnership (“First Reserve Fund XI”), and FR XI Onshore AIV, L.P., a Delaware limited partnership (“FR XI Onshore” and, together with First Reserve Fund XI, the “Selling Stockholders”), in connection with the purchase by you of an aggregate of 52,000,000 shares of Common Stock, par value $0.01 per share (the “Shares”) of Cobalt International Energy, Inc., a Delaware corporation (the “Company”), from the Company and the Selling Stockholders pursuant to the Underwriting Agreement dated February 23, 2012 among you, the Company and the Selling Stockholders (the “Underwriting Agreement”).

We have examined the Registration Statement on Form S-3ASR (File No. 333-171536) (the “Registration Statement”) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); the Company’s prospectus, dated January 4, 2011, included in the Registration Statement, as supplemented by the prospectus supplement, dated February 23, 2012, filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, which pursuant to Form S-3 incorporates by

1

reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2011; the Company’s preliminary prospectus supplement, dated February 21, 2012, filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; and the Underwriting Agreement.  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals, or duplicates or certified or conformed copies, of such records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and the Selling Shareholders and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

In addition, in connection with our opinion set forth in paragraph 2 below, we have assumed that (i) The Depository Trust Company (“DTC”) is a “securities intermediary” as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”), and the State of New York is the “securities intermediary’s jurisdiction” of DTC for purposes of Section 8-110 of the New York UCC, (ii) the Shares are registered in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintains possession of certificates representing the Shares, (iii) DTC indicates by book entries on its books that security entitlements with respect to the Shares have been credited to the Underwriters’ securities accounts and (iv) the Underwriters are purchasing the Shares without notice of any adverse claim (within the meaning of the New York UCC).

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1.             The Shares to be sold by the Selling Stockholders have been duly authorized by the Company and are validly issued, fully paid and non-assessable.

2.             The Selling Stockholders have full partnership power, right and authority to sell the Shares.

2

3.             Upon the payment and transfer contemplated by the Underwriting Agreement, the Underwriters will acquire a security entitlement with respect to the Shares to be sold by the Selling Stockholders and no action based on an adverse claim may be asserted against the Underwriters with respect to such security entitlement.

4.             The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholders.

5.             The sale of the Shares by the Selling Stockholders and the compliance by the Selling Stockholders with all of the provisions of the Underwriting Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on Schedule A hereto furnished to us by the Selling Stockholders and which each Selling Stockholder has represented lists all material agreements and instruments to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action violate the Certificate of Limited Partnership or Limited Partnership Agreement of either Selling Stockholder or  any federal or New York State statute, the Delaware Revised Uniform Limited Partnership Act or any rule or regulation that has been issued pursuant to any federal or New York State statute, the Delaware Revised Uniform Limited Partnership Act or any order known to us issued pursuant to any federal or New York State statute, the Delaware Revised Uniform Limited Partnership Act by any court or governmental agency or body having jurisdiction over either Selling Stockholder or any of its properties.

6.             No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware Revised Uniform Limited Partnership Act or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware Revised Uniform Limited Partnership Act is required for the sale of the Shares by the Selling Stockholders and the compliance by the Selling Stockholders with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act and the Exchange Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware Revised Uniform Limited Partnership Act.

This opinion letter is rendered to you in connection with the above-described transaction.  This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

3

SIMPSON THACHER & BARTLETT LLP

4

SCHEDULE A

LIST OF AGREEMENTS

1.               Registration Rights Agreement, dated as of December 15, 2009, by and among Cobalt International Energy, Inc. and the other parties named therein.

2.               Stockholders Agreement, dated as of December 15, 2009, by and among Cobalt International Energy, Inc. and the stockholders named therein.

3.               Tag-Along Agreement, dated as of December 15, 2009, by and among the stockholders named therein.

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SCHEDULE F-4

FORM OF OPINIONS OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
AND STIKEMAN ELLIOT LLP, COUNSEL FOR THE KERN FUNDS

February [•], 2012

GOLDMAN, SACHS & CO.

MORGAN STANLEY & CO. LLC

CREDIT SUISSE SECURITIES (USA) LLC

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

As Representatives of the Several Underwriters,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, N.Y. 10282

Ladies and Gentlemen:

We have acted as special counsel to KERN Cobalt Co-Invest Partners AP LP, a Delaware limited partnership (the “Selling Stockholder”), in connection with the offering by the Selling Stockholder of [•] shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of Cobalt International Energy, Inc., a Delaware corporation (the “Company”), in connection with the Company’s offering of Common Stock.

The Shares are being offered to the public pursuant to the underwriting agreement, dated as of February [•], 2012 (the “Underwriting Agreement”), among the Company, the selling stockholders named in Schedules A-1 and A-2 thereto (including the Selling Stockholder), and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several Underwriters named in Schedule B thereto.  This opinion is being delivered to you at the Selling Stockholder’s request pursuant to Section 7(e)(4) of the Underwriting Agreement.  All capitalized terms used herein that are defined in, or by reference in, the Underwriting Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein.  With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, we have (i) investigated such questions of law, (ii) examined the originals or certified, conformed, facsimile, electronic or reproduction copies of such agreements, instruments, documents and records of the Selling Stockholder, such certificates of public officials and such other documents, including, without limitation, an executed copy of the Underwriting Agreement, and (iii) received such information from officers

F-4-1

and representatives of the Selling Stockholder and others as we have deemed necessary or appropriate for the purposes of this opinion.

In all such examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to us as conformed, facsimile, electronic or reproduction copies.  As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, the representations and warranties contained in the Underwriting Agreement and certificates and oral or written statements and other information of or from public officials, officers or representatives of the Selling Stockholder and others, including, but not limited to, the statements made in the certificate attached hereto as Annex A (the “Officer’s Certificate”), and assume compliance on the part of all parties to the Underwriting Agreement with their respective covenants and agreements contained therein.

To the extent it may be relevant to the opinions expressed herein, we have assumed that (i) the parties to the Underwriting Agreement (other than the Selling Stockholder) are validly existing and in good standing under the laws of their respective jurisdictions of organization, (ii) the parties to the Underwriting Agreement (other than the Selling Stockholder) have the power and authority to execute and deliver the Underwriting Agreement, to perform their obligations thereunder and to consummate the transactions contemplated thereby, (iii) the Underwriting Agreement has been duly authorized, executed and delivered by all of the parties thereto (other than the Selling Stockholder), (iv) such parties will comply with all of their obligations under the Underwriting Agreement and all laws applicable thereto, and (v) insofar as the general partner of the Selling Stockholder is organized under the laws of a jurisdiction other than the State of New York or the State of Delaware, all actions of such general partner have been duly authorized.

In addition, we note that Section 4.4(b)(xiii) of the Amended and Restated Limited Partnership Agreement of the Selling Stockholder requires the prior consent (each, a “Consent”) of all limited partners of the Selling Stockholder (collectively, the “Limited Partners”) for any sale or transfer of Common Stock or other securities held by the Selling Stockholder.  Therefore, to the extent it may be relevant to the opinions expressed herein, we have assumed that (i) all of the Limited Partners not organized in the State of Delaware (the “Non-Delaware Limited Partners”) are validly existing and in good standing under the laws of their respective jurisdictions of organization, (ii) all of the Non-Delaware Limited Partners have the power and authority to execute and deliver their respective Consents, and (iii) each Consent of the Non-Delaware Limited Partners was duly authorized, executed and delivered by each such Non-Delaware Limited Partner and constitutes a valid and binding obligation of each such Non-Delaware Limited Partner, enforceable against each such Non-Delaware Limited Partner in accordance with its terms.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

F-4-2

The execution and delivery by the Selling Stockholder and the performance by the Selling Stockholder of its obligations under the Underwriting Agreement will not (a) result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or other instrument identified to us in the Officer’s Certificate, (b) violate the provisions of the certificate of limited partnership or the Amended and Restated Limited Partnership Agreement of the Selling Stockholder, (c) violate any U.S. federal or New York State statute, rule or regulation, or the Delaware Revised Uniform Limited Partnership Act, or (d) contravene any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder identified to us in the Officer’s Certificate, except, in the case of subsections (a), (c) and (d) of this paragraph 2, for such breaches, violations or defaults that would not, individually or in the aggregate, materially adversely affect the ability of the Selling Stockholder to perform its obligations under the Underwriting Agreement or to consummate the transactions contemplated thereby.

No consent, approval, authorization, or order of or qualification with any governmental agency or body of the United States of America, the State of New York or the State of Delaware applying or interpreting the Delaware Revised Uniform Limited Partnership Act is required to be obtained or made by the Selling Stockholder for the performance of its obligations under the Underwriting Agreement, or for the sale and delivery of the Shares to be sold by the Selling Stockholder, except as may be required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations promulgated thereunder, foreign or state securities laws (including Blue Sky laws) or the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) or the New York Stock Exchange in connection with the purchase and distribution of such Shares by the Underwriters, and except for such consents, approvals, authorizations, orders or qualifications, the failure to obtain or make would not, individually or in the aggregate, materially adversely affect the ability of the Selling Stockholder to perform its obligations under the Underwriting Agreement.

Upon (i) payment for the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement, (ii) delivery of certificates representing such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), together with a valid indorsement of such certificates to DTC or in blank, (iii) registration of such Shares in the name of Cede or such other nominee by the Company and (iv) DTC indicating by book entry on its records that such Shares have been credited to the securities accounts of the Underwriters, (A) DTC will be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the Uniform Commercial Code of the State of New York in effect on the date hereof (the “UCC”), (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement (as defined in Section 8-102 of the UCC) in respect of such Shares, and (C) under Section 8-502 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement (having assumed for purposes of our opinions in this paragraph 4 that when such payment, delivery, registration and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (z) none of DTC or the

F-4-3

Underwriters have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) to the Shares, and (aa) appropriate book entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC).

The opinions set forth above are subject to the following qualifications:

A.            With respect to the opinions expressed in paragraph 2 above:  (i) we have made no independent investigation as to whether the agreements or instruments identified to us in the Officer’s Certificate which are governed by the laws of any jurisdiction other than the State of New York will be enforced as written under the laws of such jurisdiction; and (ii) we express no opinion with respect to any breach or violation of, or default under, any agreement or instrument (x) not readily ascertainable from the face of such document, (y) arising under or based upon any cross-default provisions insofar as such breach, violation or default relates to a default under a document which is not identified to us in the Officer’s Certificate or (z) arising under or based upon any covenant of a financial or numerical nature or which requires arithmetic computation.

B.            With respect to the opinions expressed in paragraphs 2(c), 2(d) and 3 above, our opinions are limited to our review of only those statutes, rules, regulations, consents, approvals, authorizations or orders that, in our experience, are normally applicable to public offerings of securities of the type contemplated by the Underwriting Agreement, excluding laws, regulations, consents, approvals, authorizations, or orders, that are applicable to the Selling Stockholder solely because of its specific status (including regulatory status), other than its status as a selling stockholder.

C.            The opinions expressed in paragraph 4 above are limited to Article 8 of the UCC.  Terms used in paragraph 4 and this paragraph C that are defined in Article 8 of the UCC, and not otherwise defined herein, have the meanings assigned to such terms therein.  With respect to the opinion expressed in paragraph 4 above, we have assumed that duly executed transfer instructions have been provided for the Shares to be delivered to Cede (or its nominee) and not to any other person or entity.

D.            The opinions expressed above are subject to the effect of, and we express no opinions herein as to, the application of the securities or Blue Sky laws of any state of the United States, the antifraud or disclosure laws and rules under federal or state securities laws and the rules of FINRA and other self-regulatory agencies.

E.             We express no opinion as to whether the Selling Stockholder is required on or subsequent to the date hereof to make any filings with the Securities and Exchange Commission pursuant to Sections 13 or 16 of the Exchange Act.

F.             References in this letter to the Selling Stockholder refer to the Selling Stockholder solely in its capacity as a selling stockholder and not in any other capacity.

G.            We make no statement herein with respect to any tax matters, including the tax effect of the transaction on the Selling Stockholder.

The opinions expressed herein are limited to the federal laws of the United States of America, the laws of the State of New York and, to the extent relevant, the Delaware Revised

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Uniform Limited Partnership Act, each as currently in effect, and no opinion is expressed with respect to any other laws or any effect that such other laws may have on the opinions expressed herein.  The opinions expressed herein are limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.  The opinions expressed herein are given as of the date hereof, and we undertake no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein or for any other reason.

The opinions expressed herein are solely for the benefit of the Underwriters in connection with the Underwriting Agreement and may not be relied upon in any manner or for any purpose by any other person or entity (including by any person or entity that acquires Shares from you) and may not be quoted in whole or in part without our prior written consent.  In addition, this letter and its benefits are not assignable, without our prior written consent, to any person or entity that acquires Shares from you.

Very truly yours,

{DRAFT}

FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP

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Annex A

[Officer’s Certificate]

F-4-6

Officer’s Certificate

The undersigned officer of KERN Cobalt Group Management Ltd., which is the general partner of KERN Cobalt Co-Invest Partners AP LP, a Delaware limited partnership (the “Selling Stockholder”), hereby certifies, in the undersigned’s capacity as such, in connection with the legal opinion, dated the date hereof, of Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel to the Selling Stockholder, to be delivered pursuant to Section 7(e)(4) of the underwriting agreement, dated February [•], 2012 (the “Underwriting Agreement”), among Cobalt International Energy, Inc., a Delaware corporation (the “Company”), the selling stockholders named therein (including the Selling Stockholder) and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule B thereto (all capitalized terms used herein that are defined in the Underwriting Agreement have the meanings assigned to such terms therein unless defined herein):

1.             Attached as Schedule A hereto is a list of material agreements and other material instruments to which the Selling Stockholder is a party or that are otherwise binding upon or applicable to the Selling Stockholder or to which any of its respective properties or assets is subject and which, in any such case, was entered into by such Selling Stockholder in connection with its investment in the Company.

2.             The Selling Stockholder has performed all of the obligations on the part of such Selling Stockholder required to be performed under all of the foregoing agreements and other instruments.  A true and complete copy of each of the foregoing agreements and other instruments has heretofore been furnished to Fried, Frank, Harris, Shriver & Jacobson LLP.

3.             No proceeding is pending in any jurisdiction for the merger, consolidation, dissolution, liquidation, termination, change of jurisdiction of organization or change of name of the Selling Stockholder and the Selling Stockholder has not filed any certificate or order of dissolution.

4.             Attached as Schedule B hereto is a list of all material judgments, orders or decrees of any governmental body, agency or court having jurisdiction over the Selling Stockholder or any of its properties.

5.             This Certificate may be relied upon by Fried, Frank, Harris, Shriver & Jacobson LLP in connection with the delivery of its opinion pursuant to the Underwriting Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand as of this          day of February, 2012.

KERN Cobalt Group Management Ltd.

By:
Name:
Title:

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Schedule A

1.     Registration Rights Agreement, dated as of December 15, 2009, by and among Cobalt International Energy, Inc. and the other parties named therein.

2.     Stockholders Agreement, dated as of December 15, 2009, by and among Cobalt International Energy, Inc. and the stockholders named therein.

3.     Tag-Along Agreement, dated as of December 15, 2009, by and among the stockholders named therein.

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Schedule B

[None.]

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February [•], 2012

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

As Representatives of the Several Underwriters,

c/o Goldman, Sachs & Co.,

200 West Street,

New York, N.Y. 10282

Ladies and Gentlemen:

We have acted as special Alberta counsel to KERN Cobalt Co-Invest Partners AP LP (the “Selling Stockholder”) in connection with the offering by the Selling Stockholder of [•] shares of common stock, $0.01 par value (collectively, the “Shares”), of Cobalt International Energy, Inc., a Delaware corporation (the “Company”), upon receipt by the several Underwriters named in Schedule B to the underwriting agreement, dated February [23], 2012, among the Company, the selling stockholders named in Schedules A-1 and A-2 thereto (including the Selling Stockholder) and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters named in Schedule B thereto (the “Underwriting Agreement”).

The Shares are being offered to the public pursuant to the Underwriting Agreement.  This opinion is delivered to you at the Selling Stockholder’s request pursuant to Section 7(e) of the Underwriting Agreement.  All capitalized terms used herein that are defined in, or by reference in, the Underwriting Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein.  With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, we have i. investigated such questions of law, ii. examined the originals or certified, conformed, facsimile, electronic or reproduction copies of such agreements, instruments, documents and records of the Selling Stockholder, such certificates of public officials and such other documents, including, without limitation, an executed copy of the Underwriting Agreement, and iii. received such information from officers and representatives of the Selling Stockholder and others as we have deemed necessary or appropriate for the purposes of this opinion.

In all such examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to us as conformed, facsimile, electronic or reproduction copies.  As to various questions of fact relevant to the

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opinions expressed herein, we have relied upon, and assume the accuracy of, the representations and warranties contained in the Underwriting Agreement and certificates and oral or written statements and other information of or from public officials, officers or representatives of the General Partner (as that term is defined below) and others, including, but not limited to, the statements made in the certificate attached hereto as Annex A (the “Officer’s Certificate”), and assume compliance on the part of all parties to the Underwriting Agreement with their respective covenants and agreements contained therein.

To the extent it may be relevant to the opinions expressed herein, we have assumed that (i) the parties to the Underwriting Agreement are validly existing and in good standing under the laws of their respective jurisdictions of organization, (ii) the parties to the Underwriting Agreement have the power and authority to execute and deliver the Underwriting Agreement, to perform their obligations thereunder and to consummate the transactions contemplated thereby, (iii) the Underwriting Agreement has been duly authorized, executed and delivered by all of the parties thereto, and (iv) such parties will comply with all of their obligations under the Underwriting Agreement and all laws applicable thereto.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.             The Underwriting Agreement has been duly authorized, executed and delivered by KERN Cobalt Group Management Ltd., for, and in its capacity as general partner of, the Selling Stockholder (in such capacity, KERN Cobalt Group Management Ltd. is referred to herein as the “General Partner”).

2.             The execution and delivery by the General Partner and the performance by the General Partner of the obligations of the Selling Stockholder under the Underwriting Agreement will not (a) result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or other instrument identified to us in the Officer’s Certificate, (b) violate the provisions of the articles of incorporation or bylaws of the General Partner, (c) violate any laws of the Province of Alberta or the federal laws of Canada applicable therein, or (d) contravene any judgment, order or decree of any governmental body, agency or court having jurisdiction over the General Partner identified to us in the Officer’s Certificate, except, in the case of subsections (a), (c) and (d) of this paragraph 1, for such breaches, violations or defaults that would not, individually or in the aggregate, materially adversely affect the ability of the General Partner to perform the obligations of the Selling Stockholder under the Underwriting Agreement or to consummate the transactions contemplated thereby.

3.             No consent, approval, authorization, or order of or qualification with any governmental agency or body of Canada or the Province of Alberta is required to be obtained or made by the General Partner or the Selling Stockholder for the performance of the obligations of the Selling Stockholder under the Underwriting Agreement, or for the sale and delivery of the Shares to be sold by the Selling Stockholder, except as may be required under the Securities Act (Alberta) in connection with the distribution of such Shares by the Underwriters, and except for such consents, approvals, authorizations, orders or qualifications, the failure to obtain or make would not, individually or in the aggregate,

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materially adversely affect the ability of the General Partner to perform the obligations of the Selling Stockholder under the Underwriting Agreement.

The opinions set forth above are subject to the following qualifications:

A.            With respect to the opinions expressed in paragraph 1 above:  (i) we have made no independent investigation as to whether the agreements or instruments identified to us in the Officer’s Certificate which are governed by the laws of any jurisdiction other than the Province of Alberta will be enforced as written under the laws of such jurisdiction; and (ii) we express no opinion with respect to any breach or violation of, or default under, any agreement or instrument (x) not readily ascertainable from the face of such document, (y) arising under or based upon any cross-default provisions insofar as such breach, violation or default relates to a default under a document which is not identified to us in the Officer’s Certificate or (z) arising under or based upon any covenant of a financial or numerical nature or which requires arithmetic computation.

B.            With respect to the opinions expressed in paragraphs 2(c), 2(d) and 3 above, our opinions are limited to our review of only those statutes, rules, regulations, consents, approvals, authorizations or orders that, in our experience, are normally applicable to public offerings of securities of the type contemplated by the Underwriting Agreement excluding laws, regulations, consents, approvals, authorizations, or orders, that are applicable to the Selling Stockholder or any of its partners solely because of its specific status (including regulatory status), other than the status of the Selling Stockholder as a selling stockholder.

C.            The opinions expressed above are subject to the effect of, and we express no opinions herein as to, the application of the securities laws of the Province of Alberta and the rules of the Alberta Securities Commission and other self-regulatory agencies.

D.            We express no opinion as to whether the Selling Stockholder is required on or subsequent to the date hereof to make any filings with any governmental authority.

E.             References in this letter to the Selling Stockholder refer to such Selling Stockholder solely in its capacity as a selling stockholder and not in any other capacity.

F.             We make no statement herein with respect to any tax matters, including the tax effect of the transaction on the Selling Stockholder.

The opinions expressed herein are limited to the laws of the Province of Alberta and the federal laws of Canada applicable therein, each as currently in effect, and no opinion is expressed with respect to any other laws or any effect that such other laws may have on the opinions expressed herein.  The opinions expressed herein are limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.  The opinions expressed herein are given as of the date hereof, and we undertake no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof or for any other reason.

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The opinions expressed herein are solely for the benefit of the Underwriters in connection with the Underwriting Agreement and may not be relied upon in any manner or for any purpose by any other person or entity (including by any person or entity that acquires Shares from you) and may not be quoted in whole or in part without our prior written consent.  In addition, this letter and its benefits are not assignable, without our prior written consent, to any person or entity that acquires Shares from you.

Very truly yours,

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SCHEDULE G

LIST OF PERSONS SUBJECT TO LOCK-UP AGREEMENTS
PURSUANT TO SECTION 7(h)

Management (and affiliated selling entities, as applicable)

Joseph H. Bryant

Michael D. Drennon

James W. Farnsworth

Jeffery A. Starzec

Lynne L. Hackedorn

James H. Painter

Richard A. Smith

Van P. Whitfield

Veer Eagles Partners, Ltd.

John P. Wilkirson

Directors (and affiliated selling entities, as applicable)

Peter R. Coneway

Michael G. France

Jack E. Golden

Janet Golden & Jack Golden Trust 1

Janet Golden & Jack Golden Trust 2

N. John Lancaster

Scott L. Lebowitz

Jon A. Marshall

Kenneth W. Moore

Kenneth A. Pontarelli

Myles W. Scoggins

D. Jeff van Steenbergen

Martin H. Young, Jr.

Financial Sponsors

C/R Cobalt Investment Partnership, L.P.	GS Capital Partners VI Parallel, L.P.
C/R Energy III Cobalt Partnership, L.P.	GSCP VI Cobalt Holdings, LLC
Riverstone Energy Coinvestment III, L.P.	GSCP VI GMBH Cobalt Holdings, LLC
Carlyle/Riverstone Global Energy and Power Fund III, L.P.
C/R Energy Coinvestment II, L.P.	KERN Cobalt Co-Invest Partners AP L.P.
Carlyle Energy Coinvestment III, L.P.
First Reserve Fund XI, L.P.
FR XI Onshore AIV, L.P.
GSCP VI Offshore Cobalt Holdings, LLC
GSCP V Cobalt Holdings, LLC
GSCP V GMBH Cobalt Holdings, LLC
GS Capital Partners V Institutional, L.P.
GSCP V Offshore Cobalt Holdings, LLC

G-1

SCHEDULE H

DEGOLYER AND MACNAUGHTON
500 I SPRING  VALLEY ROAD
SUITE 800 EAST
DALLAS, TEXAS 75244

February 23, 2012

Goldman Sachs & Co.

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC
Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

As Representatives of the Several Underwriters,

c/o Goldman Sachs & Co.

200 West Street

New York, NY 10282

Dear Sirs:

This letter, which is written at the request of Cobalt International Energy, Inc. (Cobalt), is being delivered to the Underwriters pursuant to the terms of an underwriting agreement between Cobalt and the Underwriters and certain selling stockholders referred to herein relating to the public offering of shares of common stock, par value $0.01 per share, of Cobalt (the Securities), which are being offered by Cobalt and the selling stockholders pursuant to the Prospectus Supplement and accompanying prospectus dated February 21, 2012 (the Prospectus).

Our report as of December 31, 2010, on the prospective resources of Cobalt presented our conclusions regarding our estimates of the prospective resources attributable to interests of Cobalt as of December 31, 2010 (such report, the “Prospective Resources Report”). Our report as of December 31, 2010, on the Block 20 prospective resources of Cobalt presented our conclusions regarding our estimates of the prospective resources attributable to Block 20 interests of Cobalt as of December 31, 2010 (such report, the “Block 20 Prospective Resources Report”). Our report as of December 31, 2010, on the contingent resources presented our conclusions regarding our estimates of the contingent resources attributable to interests of Cobalt as of December 31, 2010 (such report, the “Contingent Resources Report”). Our report as of December 31, 2010, on the reserves of Cobalt presented our conclusions regarding our estimates of the reserves attributable to the interests of Cobalt as of December 31, 2010 (such report, the “Reserves Report”). The Prospective Resources Report, the Block 20 Prospective Resources Report, the Contingent Resources Report, and the Reserves Report collectively are referred to herein as the “D&M Reports.”

In connection with the foregoing, we hereby inform you as follows:

1.               As of the date of this letter and as of the date of the D&M Reports, we are and were independent reserves engineers with respect to Cobalt. Neither we, nor to our knowledge, any of our employees, officers or directors, own interests in the oil and gas properties included in the D&M Reports. We have not been employed by Cobalt on a contingent basis.

2.               The estimates of Cobalt’s prospective and contingent resources contained in the D&M Reports, and the computations made in connection therewith, were, unless otherwise stated, made in accordance with the Petroleum Resources Management System approved in March 2007 by the Society of Petroleum Engineers, the World Petroleum Council, the American Association of Petroleum Geologists, and the Society of Petroleum Evaluation Engineers. The estimates of Cobalt’s reserves contained in the D&M Reports, and the computations made in connection therewith, were, unless otherwise stated, made as of December 31, 2010 in accordance with the regulations promulgated by the United States Securities and Exchange Commission.

3.               The document attached hereto as Schedule A is a true, correct, and complete copy of our Prospective Resources Report. The document attached hereto as Schedule B is a true, correct, and complete copy of our Block 20 Prospective Resources Report. The document attached hereto as Schedule C is a true, correct, and complete copy of our Contingent Resources Report. The document attached hereto as Schedule D is a true, correct, and complete copy of our Reserves Report.

This letter has been prepared at the request of Cobalt and it has represented that this letter is solely for the information of the addressees and to assist the Underwriters in conducting and documenting their investigation of the affairs of Cobalt in connection with the offering of the securities covered by the Prospectus, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any other purpose, including, but not limited to, the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Prospectus or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Prospectus.

Very truly yours,

/s/ DeGOLYER and MacNAUGHTON

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716